                                                                    EXHIBIT 10.9





                                     LEASE


                          DATED:   Dec. 9, 1998
                                  ---------------------------


                                    Between

                      ANGELO AND YVONNE SANGIACOMO d.b.a.

                              ONE TRINITY CENTER

                                  As Landlord

                                      AND

                           DAILY JOURNAL CORPORATION


                                   As Tenant

                                 OFFICE LEASE


                This lease is dated for reference purposes only
                           the 9th day of Dec, 19 98
                               ---        ---    ---


                             REFERENCE PROVISIONS


Landlord: ANGELO AND YVONNE SANGIACOMO d.b.a. ONE TRINITY CENTER



Tenant:  DAILY JOURNAL CORPORATION, a South Carolina corporation



Address:  1145 Market Street, Eighth Floor
          San Francisco, California



Premises: Approximately 11,305 rentable square feet located primarily on the Eighth Floor of the Building



Use:      General commercial office use



Term: Five years, subject to the right of Tenant to extend the Term for one additional period of three (3) years as provided in paragraph 3(b), and subject to the right of Tenant to terminate this Lease provided in paragraph 3(c).



Commencement Date:  The earlier of (i) the substantial completion of the initial improvements to the Premises described in paragraph 10.1 (subject to the provisions of paragraph 10.1(c)), or (ii) the date Tenant commences business operations in the Premises.



Expiration Date:  The day immediately preceding the fifth (5th) anniversary of the Commencement Date,



Minimum Rent:    $327,845.00 per annum, payable in monthly installments of
                 $27,320.42



Security Deposit:  $27,320.42



     THE TERMS SET FORTH ABOVE ARE FOR CONVENIENCE ONLY. IN THE EVENT OF CONFLICT BETWEEN THE FOREGOING REFERENCE PROVISIONS AND THE BALANCE OF THIS LEASE, THE LATTER SHALL CONTROL.

                               TABLE OF CONTENTS

1.      Premises...............................................................   1
        --------

2.      Use of Premises........................................................   1
        ---------------

3.      Term...................................................................   1
        ----

4.      Possession.............................................................   2
        ----------

5.1     Minimum Rent...........................................................   3
        ----------------

5.2     Additional Rent........................................................   3
        ----------------

5.3     Payment of Rent........................................................   5
        ----------------

5.4     Security Deposit.......................................................   5
        ----------------

6.      Common Areas...........................................................   5
        ------------

8.      Compliance with Law....................................................   6
        -------------------

9.      Certificates of Occupancy..............................................   7
        -------------------------

10.1.   Initial Improvements and Alterations...................................   8
        ------------------------------------

10.2.   Alterations by Tenant..................................................   8
        ---------------------

11.     Repair.................................................................  10
        ------

12.     Abandonment............................................................  10
        -----------

13.     Liens..................................................................  10
        -----

14.     Assignment and Subletting..............................................  10
        -------------------------

15.     Indemnification........................................................  12
        ---------------

16.     Insurance..............................................................  13
        ---------

17.     Mutual Waiver of Subrogation...........................................  14
        ----------------------------

18.     Services and Utilities.................................................  14
        ----------------------

19.     Inability to Perform...................................................  15
        --------------------

20.     Disruption of Services for Repair or Maintenance.......................  16
        -------------------------------------------------

21.     Life Safety System.....................................................  16
        ------------------

22.     Personal Property and Other Taxes and Assessments......................  16
        -------------------------------------------------

23.     Rules and Regulations..................................................  16
        ---------------------

24.     Holding Over...........................................................  16
        ------------

25.     Subordination of Lease.................................................  17
        ----------------------

26.     Entry by Landlord......................................................  17
        -----------------

27.     Insolvency or Bankruptcy...............................................  18
        ------------------------

28.     Default................................................................  18
        -------

29.     No Redemption..........................................................  19
        -------------

30.     Damage or Destruction of Premises......................................  19
        ---------------------------------

31.     Eminent Domain.........................................................  20
        --------------


32.     Default by Landlord....................................................  20
        -------------------

33.     Plats and Riders.......................................................  20
        ----------------

34.     Sale by Landlord.......................................................  20
        ----------------

35.     Estoppel Certificates..................................................  21
        ---------------------

36.     Right of Landlord to Perform...........................................  21
        ----------------------------

37.     Attorney Fees..........................................................  21
        -------------

38.     Surrender of Premises..................................................  21
        ---------------------

39.     End of Term............................................................  21
        -----------

40.     Quiet Possession.......................................................  21
        ----------------

41.     Brokerage..............................................................  22
        ---------

42.     No Waiver..............................................................  22
        ---------

43.     Notices................................................................  22
        -------

44.     Defined Terms and Marginal Headings....................................  22
        -----------------------------------

45.     Time and Applicable Law................................................  22
        -----------------------

46.     Successors.............................................................  23
        ----------

47.     Late Charge and Interest...............................................  23
        ------------------------

48.     Authority..............................................................  23
        ---------

49.     Name of Building.......................................................  23
        ----------------

50.     Signage................................................................  23
        -------

51.     Entire Agreement.......................................................  24
        ----------------

52.     Partial Invalidity.....................................................  24
        ------------------

53.     No Offer...............................................................  24
        --------

Rules and Regulations
---------------------
Exhibit A  Floor Plan of Premises
---------
Exhibit B  Description of Real Property
---------
Exhibit C  Drawings and Specifications
---------
Exhibit D  Certificate of Acceptance of Premises
---------

                                 OFFICE LEASE

This LEASE (the "Lease") is made and entered into as of this 9th day of Dec,
                                                             ---        ---
1998  by and between Angelo Sangiacomo & Yvonne Sangiacomo, business persons,
-----
residing in California, d.b.a. ONE TRINITY CENTER, and owner of the subject property ("Landlord") and DAILY JOURNAL CORPORATION, a South Carolina corporation ("Tenant").

                                 WITNESSETH:
                                 ----------

     1.   Premises
          --------

     Landlord, in reliance upon and in consideration of the rents hereinafter reserved and of the covenants and agreements hereinafter mentioned to be kept and performed by Tenant, does by these presents lease and let unto Tenant, and Tenant does hereby hire and take from Landlord approximately 11,305 rentable square feet primarily on the Eighth Floor ("Premises") including the non-exclusive use of certain common areas throughout the building in which the Premises are located (the "Building"), with all of Tenant's usable area located on the Eighth Floor of the Building. The Premises are approximately as shown on the floor plan attached hereto as Exhibit A. The real property on which the Building is situated is located at 1145 Market Street, San Francisco, California, and a legal description thereof is attached hereto as Exhibit B.

     For the purposes hereof, the square footage of the Premises is composed of any area or areas from the outside face of all walls at the perimeter of such area or areas other than walls separating one leasable space from another, and shall include, but not be limited to, rest rooms, mezzanines, storage areas, clerical or office areas and employee areas. No deduction or exclusion from floor areas shall be made by reason of columns, ducts, stairs, elevators, shafts, or other interior construction or equipment.

     Landlord further reserves the right at any time, and from time to time, to construct a vertical ventilation flue shaft through the Building, including through the floor and ceiling of the Premises and the common areas of the floor on which the Premises are located, provided such shaft shall be in the approximate location labelled "Flue Shaft" on Exhibit A against a wall and enclosed, insulated, and finished in accordance with the standard of the Building. Tenant acknowledges that such work may cause inconveniences associated with construction work, and Landlord shall use reasonable efforts to cause such work to be done in a manner which will minimize disruption of Tenant's use of the Premises to the extent practicable. Landlord's work as provided herein shall not constitute or be deemed a breach of quiet enjoyment and no abatement of rent shall result from such work.

     2.   Use of  Premises
          -----------------

     The Premises shall be used only for general office purposes relating to the use specified in the Reference Provisions and not for any other use or purpose without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion.

     3.   Term
          -----

     a. The term of this Lease (the "Term") shall commence on the Commencement Date and end on the Expiration Date specified in the Reference Provisions, subject to the right of Tenant to extend the Term set forth below in subparagraph (b), and subject to the cancellation right of Tenant set forth below in subparagraph (c).

     b. Provided that (i) Tenant is not in default under this Lease (after notice and the expiration of any applicable cure period) at the time of giving notice of exercise of the option to extend the Term herein granted; and (ii) at Landlord's option, Tenant is not in default hereunder (after notice and the expiration of any applicable cure period) at any time after giving such notice and prior to commencement of the extended Term; and (iii) the entity originally named as the Tenant herein shall not have made any assignment of this Lease or sublease or all or part of the Premises (other than an assignment to a "Permitted Transferee" as defined in paragraph 14(g)), Tenant shall have an option to extend the Term for the additional period specified in the Reference Provisions, which option shall be exercised by written notice given by Tenant to Landlord not later than nine months prior to the end of the initial Term. If such option is exercised by Tenant, the Term shall be extended on the following terms and conditions:

          (i) The lease of the Premises to Tenant during the Term as extended shall be upon all the terms and conditions set forth in this Lease, except that (A) the Minimum Rent shall be in the amount provided in subparagraph
     (ii) below; (B) the "Base Year" and "Base Tax Year" for purposes of determining Tenant's share of Operating Expenses and Taxes shall adjusted by reference to the calendar year in which the extended Term commences; (C) the Premises shall be retained by Tenant on an "AS-IS" basis during any extended Term, and Landlord shall have no duty or obligation whatsoever to remodel, alter or improve the Premises in connection with the extension, or to pay or reimburse Tenant for any cost or expense incurred in connection therewith;

     and (D) Tenant shall have no right to extend the Term beyond the end of the Term as so extended.

          (ii) The Minimum Rent for the Premises shall be the full "Fair Market Rental Value" of the Premises determined as provided below, provided that in no event shall the Minimum Rent be less than the amount applicable for the last year of the initial Term, as adjusted to reflect the change in the Base Year and Base Tax Year used to determine Tenant's share of Operating Expenses and Taxes. The Fair Market Rental Value of the Premises shall mean and refer to the annual rental then being paid by tenants on leases for general office use, upon the same terms applicable under this Lease to the option period, for space of comparable size, quality, improvements and location to the Premises, commencing on or about the date of the extension term, taking into consideration annual rental rates per rentable square foot, the type of escalation clauses in comparable transactions (including, but without limitation, operating expense stops, real estate tax and CPI adjustments), the length of the relevant term, the date as of which the Fair Market Rental Value is to become effective, rental abatement concessions in comparable transactions, if any, and any tenant improvement allowance granted in a comparable transaction. In determining Fair Market Rental Value, primary consideration shall be given to comparable transactions in the Building, and in all events comparable transactions taken into account shall be for premises in buildings of similar quality and character as the Building. The determination of Fair Market Rental Value shall take into account the change in the Base Year and Base Tax Year.

          (iii) Landlord and Tenant shall meet and confer and attempt to agree upon the Minimum Rent of the Premises for the Term as extended. If they are not able to agree, either party may give written notice to the other that the Minimum Rent is to be determined by appraisal as provided in this Lease. Within twenty (20) business days following such notice, each party shall by written notice to the other appoint an independent and qualified appraiser. Each of such appraisers shall, within thirty (30) days following appointment, give written notice to both parties of the appraiser's determination of the Minimum Rent for the extended Term.
     During the ten-day period following the appraisers' determinations, Landlord and Tenant shall again meet and confer and attempt to agree upon Minimum Rent. If they are unable to agree, the two appraisers shall appoint an independent M.A.I. appraiser with not less than five (5) years experience with office leases in the area in which the Building is located. Within thirty (30) days following appointment, the third appraiser shall on written notice to the parties determine the Minimum Rent payable for the extended Term, which determination shall be binding upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and one-half of the fees and expenses of the third appraiser, if any. If Minimum Rent has not been determined as of the commencement of the extended Term, Tenant shall continue to pay the Minimum Rent provided herein, as adjusted to reflect the increases payable in respect of Operating Expenses and Taxes, or, if greater, the average of the Minimum Rent amounts specified by the first two appraisers, until Minimum Rent is finally determined. Upon such determination any overpayment or underpayment of Minimum Rent shall be reconciled, within thirty (30) days of invoice therefor.

     c. Tenant shall have the right to terminate this Lease effective as of the day immediately preceding the third anniversary of the Commencement Date by written notice given to Landlord at least nine (9) months prior to such anniversary. Such notice shall be effective to terminate this Lease only provided, and on condition that, it is accompanied by Tenant's payment to Landlord of an amount equal to the following: (i) a sum equal to the remaining unamortized balance, determined on a straight line basis over the initial Term of this Lease, with interest at ten percent per annum from Term commencement until the date payment is made to Landlord, of (A) the aggregate amount of the costs and expenses incurred by Landlord in connection with the construction and installation of the initial improvements described in paragraph 10.1 plus (B) the brokerage commissions incurred in connection with this Lease; and (ii) a sum equal to three times the (A) monthly Minimum Rent plus (B) the estimated monthly payments due, as of the date notice is given, in respect of Operating Expenses and Taxes.

     4.   Possession
          -----------

          a. Subject to the provisions of subparagraph (b) below, if Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant at the commencement of the Term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be an abatement of rent for the period between the commencement of the Term and the time when Landlord can deliver possession.

          b. Landlord contemplates that the work described in paragraph 10.1 will be substantially completed and possession of the Premises tendered to Tenant prior to or upon March 1, 1999. Tenant shall have a right to terminate this Lease as provided below if Landlord shall not have substantially completed such work and tendered possession of the Premises to Tenant by April 1, 1999, unless such failure is the result of a Tenant Delay or force majeure. Tenant shall exercise such right upon thirty days written notice to Landlord, which notice shall state the amount of any "Holdover Premium" (as defined below). Such notice shall be effective to terminate this Lease immediately unless, within three business days following receipt of Tenant's notice of termination, Landlord gives Tenant written notice that

Landlord will pay to Tenant or credit against rentals due hereunder the amount of any Holdover Premium attributable to the portion of the period from April 1, 1999 though April 30, 1999 during which Tenant continues to occupy and pay rent in respect of the premises that Tenant currently occupies. If Landlord gives such notice, the termination notice given by Tenant shall not be effective to terminate this Lease if Landlord substantially completes such work and tenders possession of the Premises to Tenant by April 30, 1999, as such date may be extended by any Tenant Delays or force majeure delays; if such work is not so completed and such tender made, this Lease shall terminate pursuant to Tenant's termination notice. The term "Holdover Premium" shall mean the lesser of the following: (i) $27,320.42; or (ii) the amount, if any, by which the rental for the premises currently occupied by Tenant that is due for the month of April, 1999 (determined in accordance with the good faith arrangements in effect between Tenant and its current landlord) exceeds $27,320.42. Subject to the obligation of Landlord to pay any Holdover Premium to Tenant, any termination of this Lease by Tenant pursuant to this subparagraph shall be Tenant's sole and exclusive remedy for Landlord's failure to complete the such work and tender possession of the Premises to Tenant.

     5.1  Minimum Rent
          -------------

     Tenant agrees to pay to Landlord in advance on the first day of each and every consecutive month during the Term or any extension thereof, without demand, offset or deduction, except as otherwise expressly provided herein, a minimum monthly rental (the "Minimum Rent") for the Premises, for each and every month, as set forth in the Reference Provisions. Upon execution of this Lease, Tenant shall pay to Landlord one month's Minimum Rent in advance, to be applied against the Minimum Rent due for the first month of the Term. Should the Minimum Rent commence on a day other than the first day of a calendar month, then the Minimum Rent for such first fractional month shall be computed on a daily basis for the period from the day of commencement to the end of such calendar month at an amount equal to one-thirtieth (1/30th) of the Minimum Rent for each such day, and thereafter shall be computed and paid as aforesaid.

     5.2  Additional Rent
          ---------------

     a. As Additional Rent, Tenant shall pay to Landlord at the times hereinafter set forth, an amount equal to (i) Tenant's Share specified hereinbelow of any increase in "Operating Expenses" (defined below in this paragraph 5.2) paid or incurred by Landlord in any calendar year with respect to the operation, repair, maintenance and management of the Building above such Operating Expenses paid or incurred by Landlord during the Base Year specified herein below and (ii) Tenant's share of any increase in "Taxes" (defined below in this paragraph 5.2) paid or incurred by Landlord in any fiscal year in excess of those paid or incurred in the Base Tax Year specified herein below (all such rentals, charges and sums other than Minimum Rent being sometimes referred to in this Lease as Additional Rent and payable as additional rent hereunder, whether or not the same may be designated "Additional Rent"). If such amounts are not paid at the time provided in this Lease, they shall nevertheless be collectable, together with any interest or late charge provided for herein, as Additional Rent with the next installment of Minimum Rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord. Landlord's invoice or demand for any Additional Rent hereunder may be made by regular mail, notwithstanding the provisions hereof concerning notices. Where the time for payment of any Additional Rent is not specified herein, the same shall be due and payable twenty (20) days after Landlord's invoice or demand is given. If at any time during the Term, less than ninety-five percent (95%) of the total leasable area of the Building is occupied, the Operating Expenses and Taxes shall be adjusted by Landlord to reasonably approximate the Operating Expenses and Taxes which would have been incurred if the Building had been at least ninety-five percent (95%) occupied.

     At or after the commencement of any calendar year subsequent to the Base Year Landlord may, but shall not be required to, notify Tenant of Landlord's estimate of the amount of any increase in Operating Expenses for such calendar year over Operating Expenses for the Base Year, the amount of any increase in Taxes over those paid or incurred in the Base Tax Year and of the amount of such estimated increases payable to Tenant. Tenant shall pay to Landlord on the first day of each calendar month one-twelfth (1/12) of the amount of such estimated annual increases in Operating Expenses and Taxes payable by Tenant hereunder. Statements of the amount of actual Operating Expenses for the preceding calendar year, of Taxes for the appropriate fiscal year and of the amount of such increases payable by Tenant shall be given to Tenant following the end of the year. All amounts payable to Tenant as shown on said statement, less any amounts theretofore paid by Tenant on account of Landlord's estimate of increases in Operating Expenses and Taxes made pursuant to this paragraph 5.2 shall be paid by Tenant upon delivery of said statement to Tenant. In the event that Tenant has paid in any given year estimated increases beyond those later determined from actual reconciliation, then such overpayment shall be applied toward the Rent for the following year or, if this Lease has terminated and not been renewed as provided herein, such overpayment shall be promptly refunded to Tenant. If at any time Landlord determines that Operating Expenses or Taxes will materially vary from the then estimated Operating Expenses or Taxes, Landlord may, by written notice to Tenant, revise the amounts of the estimated payments due from Tenant, and Tenant shall thereafter pay such revised payments.

     b. The amount of any increase in Operating Expenses and Taxes payable by Tenant for the year in which this Lease terminates shall be prorated on the basis which the number of days from and including the commencement of said year to and including the date on which this lease terminates bears to 365 and shall be due and payable when tendered notwithstanding termination of this Lease.

     c. The term "Operating Expenses" as used herein shall include all costs of operation, repair, maintenance and management of the Building, including the Premises, except those costs which are the exclusive responsibility of Tenant or any other tenant of the Building under this lease or other applicable leases. By way of illustration, but not limitation, Operating Expenses shall include the cost of and charges for the following items: heat, light, water, sewer, power, steam, and other utilities and systems (including without limitation any temporary or permanent utility surcharge or other exaction, whether now or hereafter imposed), waste disposal, janitorial services, guard services, window cleaning, air conditioning, repairs, replacements, materials and supplies, equipment and tools, service agreements on elevators, insurance, licenses, permits and inspections, wages and salaries, employee benefits and payroll taxes, accounting and legal expenses, management fees, depreciation on personal property, including, without limitation, window coverings provided by Landlord and carpeting in public corridors and common areas, and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses. Notwithstanding the foregoing, the following items shall not be included in Operating Expenses: (1) any payments under a ground lease or master lease relating to the Building; (2) expenditures which, under generally accepted accounting principles, are capitalized, except that Landlord may include in Operating Expenses an amortization (in accordance with generally accepted accounting principles) of the amount of any capital expenditures made either for the purpose of reducing Operating Expenses or in order to comply with the requirements of applicable law which take effect with regard to the Building after the Commencement Date; (3) rentals for any improvements and permanently installed fixtures (including HVAC equipment and facilities) which if purchased, rather than rented, would constitute a capital expenditure not permitted to be included in Operating Expenses hereunder (excluding, rentals in connection with normal or emergency repairs and maintenance, and excluding in any event any equipment used in providing janitorial or similar services); (4) all costs and expenses for which Landlord is reimbursed under an "all-risk" policy of insurance or which are covered by condemnation proceeds, to the extent of the net receipts from such insurance or proceeds; (5) costs, including permit, license and inspection costs, directly incurred in the installation of improvements made within the premises and exclusively for the benefit of a particular tenant of the Building, including costs of improving, decorating, painting or redecorating premises for such a tenant; (6) costs incurred exclusively in connection with the leasing of premises in the Building, including but not limited to, leasing commissions, real estate brokerage commissions, and attorneys' fees in connection with the negotiation and preparation of lease proposals, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building; (7) costs and expenses of providing any service or utility to or within the premises of another tenant of the Building where such service or utility is of a nature which is not Landlord's responsibility to provide pursuant to this Lease, except where Landlord may provide such service or utility both to such other premises and to the Premises; (8) costs and expenses incurred in connection with the negotiation or litigation of disputes with Tenant or another tenant of claims of violation by Landlord of this Lease or any other lease in the Building, including fines, penalties, interest, damages and any legal and other professional fees; (9) the portion of any fee or charge for services paid to a party owned by or under common ownership with Landlord to the extent that the same exceeds the competitive cost for such services were they not so rendered by a party affiliated with Landlord, except that Operating Expenses may, in any event, include a management fee in an amount not to exceed five percent (5%) of gross revenue; (10) any interest, principal payments, attorneys' fees, points, fees or closing or other lender costs on financing secured by a deed of trust or mortgage on the Building; (11) a separate charge for Landlord's general corporate overhead and general and administrative expenses; (12) with regard to any employee who shall devote less than all of his or her time to the operation, management, repair and maintenance of the Building, the labor costs allocable to the portion of his time not so devoted;
(13) advertising or promotional expenses with respect to leasing space in the Building; (14) costs incurred to comply with laws relating to the removal, remediation, containment or treatment of Hazardous Materials; (15) costs and expenses incurred by Landlord in performing work necessary to remedy violations of code requirements concerning Building improvements where such code requirements were applicable at the time of the initial installation or construction of such improvements or were otherwise required to be complied with by Landlord in the Building prior to the Commencement Date; (16) all costs and expenses for repairs and maintenance for which Landlord is reimbursed directly by any tenant of any space in the Building (excluding reimbursement under an operating expense provision) or by vendor, contractor or provider of materials or services to Landlord; (17) charitable or political contributions of Landlord;
(18) costs attributable to enforcing leases against tenants in the Building or in litigating other disputes with tenants regarding the rights and obligations of Landlord, such as attorneys' fees, court costs, adverse judgments and similar expenses; (19) costs associated exclusively with the operation of the business of the person or entity which constitutes Landlord which are not directly related to the operation of the Building and which relate to the following: the formation of any entity which constitutes Landlord; the internal accounting and legal matters which relate exclusively to preparation of the tax returns and financial statements of such person or entity, together with the gathering of data therefor; the cost of defending any lawsuits with any mortgagee (except as the actions of Tenant may be an issue); the costs of selling, syndication, financing, mortgaging or hypothecating any of Landlord's interest in the real property and improvements constituting the Building; and the costs of any dispute between Landlord and any employee to the extent that the other costs attributable to the employment of such employee are not permitted to be included within Operating Expenses pursuant to this Lease; or
(20) reserves for bad debt or lost rent.

     The term "Taxes" as used herein shall include all real property taxes and assessments, impositions, levies and fees on the Building, the land on which the Building is situated, and the various estates in the Building and the land. Taxes shall also include all personal property taxes levied on the property used in the operation, repair, maintenance and management of the Building; taxes of every kind and nature whatsoever levied and assessed in lieu of, in substitution for, or in addition to, existing or additional real or personal property taxes on the Building, land or personal property, whether or not now customary or within the contemplation of the parties hereto, other than taxes covered by paragraph 22 to the extent that Landlord is reimbursed therefor by Tenant or by any other tenant of the Building; taxes upon the gross or net rental income of Landlord derived from the Building and land (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) and the cost to Landlord of contesting the amount or validity or applicability of any of the aforementioned taxes. In no event shall Taxes include any increase in assessed valuation attributable to a "change in ownership" as defined under the law from time to time applicable regarding reassessment for purposes of property taxation.

     d. The annual determination and statement of Operating Expenses and Taxes shall be made by an accounting or auditing officer designated by Landlord. A copy of said determination shall be made available to Tenant upon demand.

     e. The Base Year referred to hereinabove is defined as the calendar year 1999. The Base Tax Year referred to hereinabove is defined as the fiscal tax year, being July 1, 1998 - June 30, 1999. Tenant's Share of Operating Expenses and Taxes, as referred to hereinabove, is 8.32%, which percentage has been determined by Landlord by reference to consistent measurements of the rentable area of the Premises and of the remainder of the Building.

     f. The Minimum Rent and the Additional Rent are hereinafter sometimes individually or collectively referred to as "Rent."

     5.3  Payment of Rent
          -----------------

     Tenant agrees to pay Rent to Trinity Management Services, in lawful money of the United States of America at the office of Landlord c/o Trinity Management Services, 1145 Market Street, Twelfth Floor, San Francisco, California 94103, or to such other person or at such other place as Landlord may from time to time designate in writing.

     No security or guaranty, which may now or hereafter be furnished to Landlord for the payment of the Rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease, shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the Premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.


     5.4  Security Deposit
          -----------------

     On execution of this Lease, Tenant shall deposit with Landlord the amount set forth in the Reference Provisions of this Lease to be held by Landlord for the Term or any extension thereof as a security deposit for the performance by Tenant of the provisions of this Lease. If Tenant fails to perform its obligations hereunder, Landlord may, but shall not be obligated to, use the security deposit, or any portion of it, to cure such failure or to compensate Landlord for all damage sustained by Landlord resulting from such failure. Tenant shall immediately on demand pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord as provided in this paragraph so as to maintain the security deposit in the sum initially deposited with Landlord. If Tenant has performed all of its obligations at the expiration or termination of this Lease, and has timely vacated and surrendered the Premises free of any damages and in the condition in which the Premises is required to be surrendered, said security deposit will be timely returned to Tenant. Landlord may commingle the security deposit with Landlord's general other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

     6.   Common Areas
          -------------

     Tenant, its employees and invitees may, except as otherwise specifically provided in this Lease, use the common areas of the Building as such common areas may be designated by Landlord during the Term ("Common Areas"), which use shall be subject to the restrictions set forth in this Lease (including, without limitation, the Rules and Regulations) and any further restrictions promulgated by Landlord from time to time. Landlord shall at all times have the right and privilege of determining the nature and extent of the Common Areas, the maintenance and repair thereof, and of making such changes therein and thereto from time to time which, in its sole discretion, are deemed to be desirable, including, without limitation, the withdrawal of any portion thereof and the relocation of driveways, entrances, exits, corridors, automobile parking spaces (if any), the direction and flow of traffic, installation of prohibited areas, landscape areas, and all other facilities thereof, provided that such facilities shall not be changed in a manner that would result in a material impairment of access to the Premises. Nothing contained herein shall be deemed to create any liability upon Landlord for any injury to or death of persons or for damage to or destruction of property, including, without limitation, for any damage to motor vehicles of Tenant, its customers or employees, or for loss of property from within such motor vehicles. Landlord shall at all times during the Term have the sole and exclusive control of the Common Areas, which also include mechanical and electrical rooms located throughout the Building, which are available for the use or benefit of tenants, and may at any time and from time to time during the Term exclude and restrain any person from use or occupancy thereof excepting, however, bona fide invitees of Tenant and other tenants of Landlord who make use of said Common Areas in accordance with the Rules and Regulations pertaining thereto. Tenant acknowledges that from time to time there may be inconveniences associated with repair, maintenance, construction and renovation of the Common Areas and other premises and other portions of the Building, and Landlord shall use reasonable efforts to cause such work to be done in a manner which will minimize disruption of Tenant's use of the Premises to the extent practicable. The rights of Tenant hereunder in and to the Common Areas shall at all times be subject to the rights of Landlord and other tenants of Landlord who use the same in common with Tenant, and it shall be the duty of Tenant to keep all the Common Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation, and to permit the use of any of the Common Areas without interference by reason of the presence of Tenant in the Premises. Tenant, upon demand of Landlord, shall correct such situation by appropriate action or proceedings against all such unauthorized persons. Nothing herein shall affect the right of Landlord at any time to remove any such unauthorized persons from said areas or to prevent the use of any said areas by unauthorized persons.

     7.  Uses Prohibited
         ---------------

     Tenant shall not do or permit anything to be done in or about the Premises, or sell or bring or keep or permit to be kept anything therein, which will in any way increase the rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or its contents. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Premises of any insurance organization or company necessary for the maintenance of the fire and public liability insurance covering the Premises. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any immoral, unlawful or hazardous or objectionable purposes and Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not change the use of the Premises in any way that will result in a conflict with any other lease of premises in the Building. No loudspeakers or any other similar device, system or apparatus which can be heard or experienced outside the Premises shall, without the prior written approval of Landlord, be used in or at the Premises. Tenant shall not use the Premises for the operation of a store or otherwise for the sale of merchandise to the public. In no event shall Tenant conduct or permit to be conducted in or from the Premises any sale by auction, or any fire, distress, going-out-of-business or bankruptcy sale.
Tenant shall not place or install in or about the Premises or the Building any vending machines (other than for use by Tenant's employees), newspaper racks or other coin-operated or similar devices, nor shall Tenant place or permit portable signs or any other objects or devices in or about the Premises or the Building. Tenant shall not in any manner solicit or authorize any solicitation in any portion of the Common Area. Tenant agrees immediately upon the discovery of any unlawful, illegal, disreputable or extra hazardous use, to take all necessary steps, legal and equitable, to compel the discontinuance of such use and to oust and remove any subtenants, occupants or other persons guilty of such unlawful, illegal, disreputable, or extra hazardous use. Tenant shall indemnify, defend and save Landlord harmless against and from all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims and demands, including reasonable legal fees and costs, arising out of, by reason of, or on account of, any violation of or default in the covenants of this paragraph. The provisions of this paragraph are for the benefit of Landlord only and are not nor shall they be construed to be for the benefit of any tenant or occupant of the Building.

     8.   Compliance with Law
          --------------------

     Tenant shall not use the Premises or do or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation, or requirement now in force or which may hereafter be enacted or promulgated. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board or fire underwriters or other similar body now or hereafter constituted pertaining to the use and occupancy of the Premises and the Building, and shall obtain all necessary permits and approvals pertaining to the conduct of Tenant's business and its use and occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant (whether Landlord be a party thereto or not) that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant. Notwithstanding the foregoing, Tenant shall not be required by this paragraph to make any structural alterations, structural repairs or structural additions to the Building in order to comply with laws, ordinances, orders, rules, regulations or requirements unless such alterations, changes, repairs or additions are made necessary by an act or omission of, or work performed by, Tenant or its agents, employees, invitees, licensees or contractors or by Tenant's particular use of the Premises.

     Tenant shall, at its sole cost and expense, comply with all Federal, State or local laws from time to time in effect ("Hazardous Materials Laws") concerning the management, use, generation, storage, transportation, presence, discharge or disposal of hazardous, toxic, radioactive or carcinogenic materials, substances or wastes ("Hazardous Materials"). Except for materials normally and customarily used in offices, such as cleaning supplies and the like kept in small quantities and safely stored, neither Tenant nor its agents, employees, contractors, sublessees, assignees or invitees shall use, handle, store, transport, release or dispose of any Hazardous Materials anywhere in, on, under or about the Premises or the Building. Tenant shall cause any and all Hazardous Materials brought onto, used, generated, stored or discharged in the Premises to be removed from the Premises and transported for disposal in accordance with applicable Hazardous Materials Laws. Landlord shall have the right to enter the Premises from time to time to conduct tests, inspections and surveys concerning Hazardous Materials and to monitor Tenant's compliance with its obligations concerning Hazardous Materials and Hazard Materials Laws.
Tenant shall immediately notify Landlord in writing of any voluntary clean-up or removal action instituted or proposed by Tenant, any enforcement, clean-up, removal or other governmental or regulatory action instituted or threatened, or any claim made or threatened by any person against Tenant, the Premises, or the Building relating to Hazardous Materials or Hazardous Materials Laws. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant receives or sends same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use thereof and concerning Hazardous Materials or Hazardous Materials Laws. Tenant shall not negotiate or enter into any settlement agreement, consent decree or other compromise with respect to Hazardous Materials or Hazardous Materials Laws affecting the Premises except after giving Landlord prior written notice and a full and fair opportunity to appear, intervene or otherwise assert and protect Landlord's rights and interests.

     Tenant shall indemnify, defend and hold Landlord harmless from any claims, causes of action, liabilities, losses, damages, injunctions, suits, fines, penalties, costs or expenses (including attorneys' fees and expenses) caused or alleged to have been caused by the presence of Hazardous Materials in or about the Premises, including, without limitation, any personal injury, death, property damage, decrease in value of the Premises or Building, caused or alleged to have been caused by the use, storage, generation, presence or release of Hazardous Materials, whether such claims, causes of action or liabilities are first asserted during the Term or thereafter, and including without limitation, claims made against Landlord with respect to personal injury, death or property damage sustained by third parties caused or alleged to have been caused by the use, storage, generation, presence or release of Hazardous Materials in violation of Tenant's obligations under this Lease.

     Landlord represents that the Premises will, upon delivery to Tenant, be constructed in compliance with all Hazardous Materials Laws applicable as of the date of delivery, and that Landlord has no actual knowledge that the Premises will, upon delivery of possession thereof to Tenant, contain any Hazardous Materials that will adversely affect Tenant's use of the Premises for the purpose contemplated by this Lease. Landlord shall indemnify, defend and hold Tenant harmless from any claims, causes of action, liabilities, costs or expenses arising from or in connection with personal injury or death or property damage or clean-up costs arising by reason of Landlord's breach of the foregoing representation or by reason of any release, disposal, storage or use of any Hazardous Materials in, on or about the Building or the Premises by Landlord, its employees, agents or contractors after the Commencement Date in violation of applicable Hazardous Materials Laws.

     9.   Certificates of Occupancy
          --------------------------

     Tenant shall not at any time use or occupy the Premises in violation of the certificates of occupancy or of any present or future governmental orders or directives issued for the Building. In the event that any department of the City or County in which the Building is located, or of the State of California, shall hereafter at any time contend or declare that the Premises are used for a purpose which is in violation of such certificate or certificates of occupancy, Tenant shall, upon five (5) days notice from Landlord or any governmental agency, immediately discontinue such use of the Premises. Failure by Tenant to discontinue such use after such notice shall be considered a default under this Lease and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have right to exercise any and all rights and privileges and remedies given to Landlord pursuant to the provisions of paragraph 28 hereof. The statement in this Lease of the nature of the business to be conducted by Tenant in the Premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business is lawful or permissible or will continue to be lawful or permissible under any certificate of occupancy issued for the Building, or otherwise permitted by law; provided, however, Landlord represents to Tenant that Tenant's use of the Premises for general office purposes in accordance with the terms and conditions of this Lease is permissible pursuant to the certificate of occupancy for the Building.

     10.1 Initial Improvements and Alterations.
          -------------------------------------

     a. Landlord shall construct and install, at Landlord's expense, initial improvements in the Premises generally as shown in the working drawings and specifications described in the list attached hereto as Exhibit C (the "Drawings and Specifications"). Landlord shall construct such initial improvements substantially in accordance with the Drawings and Specifications, according to standard Building procedures and quality, and in compliance with all governmental laws, statutes, ordinances, rules or regulations applicable to the work to be done pursuant to the Drawings and Specifications. In no event shall Landlord be responsible to supply or install, or pay or reimburse Tenant for the cost of, any trade fixtures, furniture or furnishings, any computer, data, telephone or communications systems or equipment (or related cabling or wiring, except that Landlord shall provide ring and string for Tenant's telephone and data conduit as specified in the Drawings and Specifications), any other business equipment or systems of Tenant, or any decorations or other personal property.

     b. Tenant shall pay or reimburse to Landlord the amount of any costs and expenses incurred by Landlord for increases in prices and costs resulting from alterations, additions or other changes made at Tenant's request to the Drawings and Specifications attached to this Lease, or resulting from Tenant Delays (as defined below). Landlord may, at its option, require that Tenant advance to Landlord, as a condition to Landlord's obligation to commence or continue with the initial improvements, the anticipated amount of any such increases. At Tenant's request made in connection with a request for a change to the Drawings and Specifications, Landlord shall advise Tenant of the costs and expenses to be incurred for the change.

     c. In no event shall Landlord be responsible for any delay occurring by reason of any one or more of the following (a "Tenant Delay"): any delay attributable to any design or materials changes requested by Tenant to the Drawings and Specifications; any delay in commencement or completion of the initial improvements attributable to Tenant's failure to make any payment due to Landlord as herein required in respect of the increased cost of the initial improvements; or any delay resulting from a failure of Tenant or Tenant's Representative to give clear and timely advice or direction to Landlord regarding the initial improvements. In the event that a Tenant Delay shall delay the date of the substantial completion of the Premises, the Term of this Lease and the obligation of Tenant to commence to pay rentals and charges hereunder shall commence as of the date that the Premises could have been substantially completed but for such Tenant Delay. Landlord shall give Tenant written advice by mail or facsimile (with formal written notice pursuant to paragraph 43 not being required) of any circumstances that, if not remedied, will constitute a Tenant Delay. Notwithstanding the foregoing provisions of this paragraph, such circumstances shall become a Tenant Delay for purposes of this Lease only if not cured by Tenant within two business days after such advice is received by Tenant.

     d. Prior to commencement of the Term and occupancy of the Premises, Tenant shall inspect the improvements installed by Landlord, and Tenant shall execute and deliver to Landlord a Certificate of Acceptance of Premises substantially in the form of Exhibit D hereto and thereupon note discrepancies, if any.

     e. Tenant shall designate in writing a single person ("Tenant's Representative"), as Tenant's authorized representative for all matters relating to the initial improvements and any and all other work done in connection with Tenant's occupancy of and move into the Premises. Landlord may deal exclusively with Tenant's Representative on such matters, and Landlord shall not be required to give advice to or take direction from any other person whatsoever. Prior to substantial completion of the Premises, Landlord will use reasonable efforts to grant Tenant access to the Premises for the installation by Tenant of cabling, wiring and equipment for its telephone, data and other communications and office systems, upon and subject to all of the terms and conditions set forth in this Lease. Landlord will cooperate with Tenant in connection with such work, which shall be done at such time or within such period as Landlord may reasonably specify.

     10.2 Alterations by Tenant
          ----------------------

     Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof, except as expressly provided in this paragraph 10.2, whether as part of the initial improvements to the Premises or thereafter.

     Tenant may cause such alterations, additions or improvements to be made only upon the following conditions:

     a. By a contractor reasonably approved in writing by Landlord in advance (it being understood that Landlord shall have the right to designate the general contractor for the construction of any and all of the initial improvements to the Premises in accordance paragraph 10.1);

     b. Tenant submits plans, specifications and cost estimates of such work prepared by a licensed architect in accordance with existing applicable federal, state or local laws, ordinances and regulations to Landlord for Landlord's approval which Landlord shall not unreasonably withhold. It shall, however, be deemed reasonable for Landlord to withhold its consent to any alterations, additions or improvements which would (i) affect the structure of the Building or materially increase the load upon or otherwise adversely affect the electrical, HVAC or other systems of the Building, (ii) affect signage or any elevator lobby or be visible from the exterior of the Building, (iii) create or add signage on the entry doors to the Premises, or (iv) result in a use of the Premises for other than general office purposes. Default by Tenant in the payment of any sums agreed to be paid by Tenant for or in connection with alterations, additions, or improvements to the Premises shall entitle Landlord to all the same remedies as for non-payment of Rent hereunder. Landlord will, from time to time during the Term at Tenant's request, make changes in the name of Tenant as shown on the Building standard identification signage for the Premises, at Tenant's expense. Any alterations, additions or improvements to or of the Premises including, without limitation, the initial improvements and alterations, shall at once become the property of Landlord. Movable furniture, equipment and trade fixtures shall remain the property of Tenant. Landlord may impose, as a condition of its consent to any alterations, additions or improvements, such requirements as Landlord in its sole discretion may deem advisable or desirable, including, but not limited to, the requirement that Tenant will be responsible, at Tenant's expense, for the removal of any such items upon the expiration or any earlier termination of this Lease; provided that Landlord shall, at Tenant's written request made at the time of requesting consent to alterations, advise Tenant whether removal thereof at the end of the Term is required. If Landlord so elects, Tenant shall restore the Premises to the condition of same prior to the making of such alterations, additions or improvements which are so required to be removed at the termination of this Lease, said work of removal and restoration to be performed, at Landlord's sole election, either (i) by Tenant, at Tenant's cost and expense, or (ii) by Landlord at the expense of Tenant and, in the latter election, Tenant shall pay to Landlord, promptly upon Landlord's demand, the amount of Landlord's cost of such removal and restoration. In the event that as a result of any such alterations, additions or improvements, it shall be necessary for Landlord to make other improvements (including, but not limited to, upgrading of installations of life safety systems or compliance with standards for handicapped persons) in the Building, whether within or without the Premises, then Tenant agrees to pay the cost of such other improvements if they are a condition of the building permit or were otherwise made known by Landlord to Tenant prior to the construction by Tenant;

     c. Upon request, Tenant shall procure and deliver to Landlord evidence of compliance with all applicable laws, ordinances, rules, regulations and requirements for permits and approvals;

     d. Tenant shall deliver to Landlord evidence that Tenant has procured or caused procurement of (i) worker's compensation insurance covering all persons employed in connection with the work for whom death or bodily injury claims could be asserted against Landlord or the Premises, (ii) a Completion Bond equal to 125% of the cost of said work to be done by Tenant, except that such bonds shall not be required in the case of any work done by Tenant at an aggregate cost of less than $10,000.00, and (iii) the policies of insurance required to be obtained by Tenant under paragraph 16 of this Lease. Tenant or its contractor shall pay all premiums required to maintain the insurance hereinabove described at all times during the performance of the work and shall, prior to commencing any work, deliver to Landlord copies of insurance certificates for the policies required. Such certificates shall be on Form 2010 or its equivalent and shall include an additional named insured endorsement in favor of Landlord and a provision that in the event of cancellation, non-renewal or change in coverage, the insurance carrier will send Landlord a notice thereof at least thirty (30) days preceding the effective date of cancellation, non-renewal or change in coverage;

     e. Tenant shall give Landlord fifteen (15) days advance written notice of Tenant's intention to commence work or delivery of building materials. The notice shall specify the nature of the work. Landlord shall have the right to post and maintain on the Premises any notices of non-responsibility provided for under applicable law, and to enter the Premises upon twenty-four (24) hour notice, except in the case of emergency, where no notice shall be required, and inspect the construction at all reasonable times;

     f. If Tenant installs any electrical equipment, that overloads the lines of the Premises or the Building, Landlord may require Tenant to make whatever changes to the lines as may be necessary to render same in good order and repair, and in compliance with all insurance requirements and applicable legal requirements;

     g. Once begun, Tenant shall diligently prosecute to completion all work in a good and workmanlike manner, in compliance with the plans and specifications approved by Landlord and with all applicable laws, ordinances, rules, regulations and requirements;

     h. Within thirty (30) days after completion of the work, Tenant shall record a notice of completion; and

     i. On completion of any work, Tenant shall supply Landlord with the final plans obtained by Tenant, including "as built" drawings, if obtained, which shall accurately reflect all such work as completed.

     11.  Repair
          -------

     Upon completion of a walk-through inspection with Landlord at the commencement of the Term, Tenant acknowledges that Tenant has thoroughly inspected and accepts the Premises subject to all applicable laws, ordinances and regulations and agrees that the Premises are in good, sanitary order, condition and repair, except for any item on the punch list prepared following substantial completion of the Improvements, if any are to be constructed under paragraph 10.1 hereof, by the contractor at that time, and subject to Landlord's obligation to promptly correct any deficiencies in the work required pursuant to
Section 10.1 which Tenant may note during such inspection, and further subject to the obligation of Landlord to remedy latent defects in the work done pursuant to the Drawings and Specifications of which Tenant gives Landlord written notice within one year following commencement of the Term. Tenant, at Tenant's sole cost and expense, agrees to keep the Premises and every part thereof (including its own trade fixtures and personal property) in good condition and repair, except that Landlord shall be responsible to maintain and repair the structure of the Building, the Common Areas, the electrical and other utility systems of the Building up to the point of connection with the systems exclusively serving the Premises, and the restrooms of the Demised Premises. Tenant hereby waives all rights to make repairs at the expense of Landlord as provided by law, statute or ordinance now or hereafter in effect, or to offset the cost thereof against Rent. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, decorate and paint the Premises or any part thereof and, except as expressly set forth in the Drawings and Specifications and in this paragraph, no representations respecting the condition of the Premises have been made by Landlord to Tenant. If, in an emergency, it shall become necessary to make promptly any repairs or replacements required to be made by Tenant, Landlord may, without notice, enter the Premises and proceed forthwith to have the repairs or replacements made and pay the cost thereof. Within thirty (30) days after Landlord renders a bill therefor, Tenant shall reimburse Landlord for the cost of making the repairs.

     12.  Abandonment
          ------------

     Tenant shall not abandon the Premises at any time during the Term and, if Tenant does abandon or surrender the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned at the option of Landlord, except such property as may be security for a debt to Landlord.

     13.  Liens
          ------

     Tenant agrees to keep the Premises, and every part thereof, at all times during the Term, free and clear of mechanics' liens and other liens for labor, services, supplies, equipment or material, furnished to Tenant or the Premises and that it will at all times fully and promptly pay and discharge and wholly protect and save harmless, by bond or otherwise, Landlord, and all and every part of the estate, right, title and interest of Landlord in and to all and every part of the Premises, against any and all such demands or claims which may or could ripen into such liens or claims therefor. A breach by Tenant of any of the foregoing covenants shall entitle Landlord to all the same remedies as for non-payment of Rent hereunder.

     14.  Assignment and Subletting
          --------------------------

     a. In entering into this Lease for the Term and on the provisions of this Lease, Landlord has relied upon Tenant's business reputation and experience. Accordingly, Tenant may not assign this Lease or sublet all or any portion of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, as more particularly described below. Should Tenant assign this Lease or sublet all or a portion of the Premises, Tenant will remain primarily liable, and not merely as a surety, for payment of the Rent and performance of the other lease terms, conditions, covenants and duties of this Lease. Tenant shall not sublet all or any portion of the Premises for any period of time extending beyond the period of this Lease or any renewal thereof. If Landlord declines to consent to any proposed assignment or sublease, this Lease shall remain unmodified and in full force and effect as if no request for assignment or subletting had been made by Tenant, subject to the termination rights of Landlord set forth below. Tenant shall not, in any event, mortgage, pledge, hypothecate, encumber or otherwise grant a security interest in this Lease or any rights of Tenant hereunder.

     b. Following a request from Tenant for consent to any assignment or sublease, Landlord may elect in its sole discretion to terminate this Lease in its entirety, in the event of an assignment or a sublease of the entire Premises, or to terminate this Lease with respect to the portion of the Premises proposed to be subleased, in the event of a sublease of less than all of the Premises, in either case by giving Tenant written notice within thirty (30) days after receipt from Tenant of its written request for Landlord's consent. Following any such termination, Landlord may, at its option, enter into a direct lease with the proposed subtenant or assignee. Notwithstanding the foregoing, Landlord shall not have the termination right set forth in this paragraph 14(b) in respect of an assignment to a "Permitted Transferee" as defined in paragraph 14(g).

     c. Landlord and Tenant agree that it shall be deemed to be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed assignment or sublease where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

          (i) In Landlord's reasonable judgment, the use of the Premises by the proposed assignee or subtenant (the "Transferee") would not be comparable to the types of use by other tenants in the Building, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, would result in more than a reasonable number of occupants per floor, or would require substantially increased services by Landlord or would alter the tenant mix in the Building so as to adversely affect the economic viability, marketability or reputation of the Building (Tenant acknowledging that Landlord's leasing policy for the Building is based, in material part, on Landlord's determination of a successful mix of tenant uses, density of use of space by and methods of operation of tenants);

          (ii) The Transferee is either a governmental agency or instrumentality thereof (unless similar governmental tenants are then in occupancy in the Building);

          (iii) The Transferee's intended use of the Premises (a) is inconsistent with the use of the Premises permitted pursuant to this Lease or
(b) would violate any applicable laws, ordinances, codes or governmental regulations or requirements;

          (iv) In Landlord's reasonable judgment, the financial worth of the Transferee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

          (v) The proposed assignment or sublease would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease;

          (vi) Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (a) occupies space in the Building at the time of the request for consent and Landlord has available for lease in the Building space comparable to that which the Transferee may lease from Tenant, or (b) is negotiating with Landlord to lease space in the Building at such time;

          (vii) The Transferee does not intend to occupy the entire Premises and conduct its business therefrom for a substantial portion of the term of the assignment or sublease;

          (viii) Landlord has experienced previous defaults by, or is in litigation with, the Transferee;

          (ix) The proposed sublease or assignment fails to include all of the terms and provisions required to be included therein pursuant to this Article 14; or

          (x) At the time consent is requested or at any time prior to the granting of consent, Tenant is in default under this Lease or would be in default under this Lease but for the pendency of any applicable cure period.

     d. In the case of a sublease all or a portion of the Premises, the permitted subtenant shall not be permitted to further assign or sublease its interest in the Premises, other than to assign its entire interest in the sublease with the prior written consent of Landlord as herein provided, and each proposed sublease shall contain appropriate restrictions satisfactory to Landlord in furtherance of the foregoing. Any mortgage, pledge, hypothecation, encumbrance or other grant of a security interest in this Lease or any rights of Tenant hereunder, or any assignment or subletting, occupation or use of this Lease or the Premises without the consent of Landlord as aforesaid, shall be void and, at the option of Landlord, constitute a default entitling Landlord to terminate this Lease and give rise to all other remedies available to Landlord for breach of this Lease. For purposes of this paragraph 14, the following events shall be deemed an assignment of this Lease or a sublease, as appropriate: (i) the issuance of equity interests in Tenant or any subtenant (whether stock or partnership interests or otherwise) to any person or group of persons in a single transaction or a series of related or unrelated transactions, such that, following such issuance, such person or group shall have control of Tenant or such subtenant; or (ii) a transfer of control of Tenant or of any subtenant in a single transaction, or a series of related or unrelated transactions (including, without limitation, by consolidation, merger or reorganization), except that the transfer of the outstanding capital stock of any corporate Tenant or subtenant (by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended) through the "over-the-counter" market or any recognized national or international securities exchange shall not be included in the determination of whether control has been transferred. "Control" shall mean ownership of 50% or more of all of the voting stock of such corporation or 50% or more of the legal and equitable interest or voting rights or control in any other business entity. If this Lease is assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof is sublet or is used or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from such subtenant or occupant. In either event, Landlord may apply the next amount collected to the rents herein reserved. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this Lease shall not relieve Tenant or any assignee or subtenant from obtaining the express prior written consent of Landlord to any other or further assignment, transfer, encumbering or subletting. Neither any assignment of this Lease or any interest created hereby or any interest of Tenant in any sublease, nor any subletting, occupancy or use of the Premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant, nor any application of any such rent as provided in this subparagraph (a) shall be deemed a waiver of any of the provisions of this subparagraph, or (b) relieve, impair, release or discharge Tenant of its obligation fully to perform the terms of this Lease on Tenant's part to be performed, and Tenant shall remain fully and primarily liable hereunder.

     e. Tenant agrees to pay to Landlord the amount of Landlord's cost of processing every proposed subletting or assignment (including, without limitation, the costs of attorneys' and other professional fees and administrative, accounting and clerical time of Landlord) in an amount not to exceed $1,000.00 per proposed assignment or sublease, and the amount of all direct expenses incurred by Landlord arising from any assignee or sublessee taking occupancy (including, without limitation, expenses associated with signage, freight elevator operation for moving furnishings and trade fixtures, security service, janitorial and cleaning service and rubbish removal service). Notwithstanding anything herein to the contrary, Landlord shall have no obligation to process any request for such consent prior to Landlord's receipt of payment by Tenant of the amount of Landlord's estimate of the processing costs and expenses and all other direct and indirect costs and expenses of Landlord and its agents arising from such proposed transaction.

     f. In the event of (i) any permitted subletting or assignment at a greater rental rate than the Rent payable by Tenant hereunder or (ii) any permitted subletting or assignment providing for payment of any consideration (including, without limitation, "key money" and the like, and payment for leasehold improvements) by the sublessee or assignee to Tenant, the amount of all such sublease rental and/or consideration which is in excess of the Rent payable by Tenant hereunder shall be paid to Landlord. Tenant shall be entitled to offset against any such excess rentals or consideration received by Tenant the reasonable out-of-pocket brokerage commissions, tenant improvement costs or allowances and legal fees incurred in connection with the transfer, amortized over the term of the transferee's occupancy of the Premises. Notwithstanding the foregoing, in respect of an assignment to a "Permitted Transferee" as defined in paragraph 14(g), the amount payable to Landlord pursuant to this paragraph 14(f) shall not exceed the amount allocated to this Lease by the parties to such transaction, either in the agreements between them regarding the transaction or in their tax or financial filings or reports.

     g. Notwithstanding anything to the contrary contained in this paragraph 14, Tenant shall have the right upon the terms set forth in this subparagraph to do any one or more of the following: (i) to assign the Lease or sublease all or a portion of the Premises to an entity which controls, is controlled by, or is under common control with, Tenant; (ii) to assign the Lease or sublease all or a portion of the Premises to an entity which merges or consolidates with Tenant;
(iii) to assign the Lease or sublease all or a portion of the Premises to an entity which acquires all or substantially of the assets of the business operated from the Premises; or (iv) to sell or permit the sale of a controlling interest in the stock of the Daily Journal Corporation or such other single corporation or entity as may succeed to the assets and businesses held and operated by the Daily Journal Corporation as of the date of this Lease (with the transferee under any such assignment, sublease or sale being referred to herein as a "Permitted Transferee"). Landlord's consent shall not be required but Tenant shall give Landlord prior written notice of the transfer and shall deliver to Landlord, within five (5) days following the effective date of the transaction, a duly executed assignment and assumption agreement in form reasonably acceptable to Landlord, in the case of an assignment, or a true and correct copy of any sublease. No assignment or sublease described in this subparagraph (g) shall affect the terms and conditions of this Lease or relieve Tenant from any liability under this Lease. For purposes of this subparagraph, the term "control" shall mean the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, at least fifty percent (50%) of the voting interest in a person or entity.

     15.  Indemnification
          ----------------

     a. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any loss, cost, damage, injury, illness or death suffered by any person or damage to any property in or about the Premises or the real property of which the Premises are a part by or from any cause whatsoever and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises of said real property or caused by gas, fire, electricity or any cause whatsoever, in, on or about the Premises or said real property or any part thereof.

     b. Tenant shall indemnify, defend and hold Landlord, the respective individuals or partners therein, and the respective shareholders thereof (as applicable), and all of Landlord's agents, officers, directors and employees (hereinafter collectively called the "Indemnitees") harmless from and against any and all loss, cost, liability, claim, damage and expense including, without limitation, penalties, fines and attorneys' fees and costs, incurred in connection with or arising from any default by Tenant hereunder or from any loss, cost, damage, injury, illness or death suffered by any person or damage to any property or from any other cause whatsoever: (i) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever or (ii) arising at any time and occurring in, on or about any part of the Building, or the land upon which the Building is situated (together, the "Property") other than the Premises (including, without limitation, any facilities of the Property, such as elevators, stairways, passageways, hallways, plaza areas or adjacent sidewalks the use of which Tenant may have in common with other tenants of the Building), to the extent such injury, illness, death or damage shall be caused by any intentional misconduct, neglect or default or omission of any duty with respect to the same by Tenant or its agents or employees. The provisions of this paragraph 15(b) shall survive the termination of this Lease with respect to any claim, cost, expense, liability, injury, illness, death or damage occurring prior to such termination. In case any action or proceeding be brought against any of the Indemnitees by reason of any such matter, Tenant upon notice from Landlord covenants to resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord for this Lease, hereby assumes all risks of damage to property (to whomever belonging) in, upon or about the Premises from any source, and Tenant hereby waives all claims in respect thereof against the Indemnitees. Notwithstanding any contrary provision of this paragraph 15, the waivers set forth in this paragraph 15 and Tenant's indemnification obligations set forth in this paragraph 15(b) shall not be applicable to any matters occurring outside of the Premises and arising from the negligence or willful misconduct of Landlord, its employees or agents. Landlord shall indemnify, defend and hold Tenant, its agents, officers, directors, employees and affiliates harmless from and against any and all loss, cost, liability, claim, damage and expense, including, without limitation, penalties, fines and attorneys' fees and costs, incurred either in connection with matters occurring within the Premises and arising from the active negligence or wilful misconduct of Landlord or in connection with matters occurring outside of the Premises and arising from the active or passive negligence or willful misconduct of Landlord, its employees or agents.

     16.  Insurance
          ----------

     a. Tenant agrees to keep in force during the Term, at Tenant's expense, comprehensive general liability insurance, including contractual liability insurance, with a minimum combined single limit of liability of One Million Dollars and No/100 ($1,000,000.00) per occurrence for injuries to or death of persons and damage to property occurring in or about the Premises and its appurtenances. Said policy shall name Landlord and any other parties designated by Landlord as additional insureds and the policy shall contain cross liability endorsements; shall insure Tenant's indemnification obligations under this Lease; shall be issued by an insurance company licensed to do business in the State of California with a Best Rating of not less than "A" with Best Financial size Class VII or better and approved by Landlord, which approval Landlord shall not unreasonably withhold; shall specifically include the liability assumed by Tenant under this Lease (provided, however, that such contractual liability coverage shall not be deemed to satisfy Tenant's indemnity obligations under this Lease); shall provide that said insurance shall not be cancelled or coverage thereof changed unless thirty (30) days written notice from the insurer to Landlord is given first. Landlord reserves the right to increase the foregoing amount of insurance from time to time as Landlord's insurance broker determines is required to adequately protect Landlord and the other parties designated by Landlord from the matters insured against, provided that such increase shall be consistent with industry standards for comparable buildings in San Francisco.

     b. Said policy or a certificate thereof on Form CG2010 or its equivalent shall be delivered to Landlord by Tenant upon commencement of the Term, and thereafter there shall be delivered to Landlord by Tenant renewal policies or certificates at least thirty (30) days in advance of the expiration dates of expiring policies. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, but without obligation to do so, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord by Tenant upon demand. Landlord shall give Tenant five (5) business days prior written notice of intention to procure such insurance, except that notice shall not be required if coverage has lapsed or threatens to lapse.

     c. Tenant agrees additionally to keep in force during the entire Term, at Tenant's expense, Property Insurance, including Special Form coverage on any and all improvements and alterations installed in the Premises by or for Tenant and all Tenant's furnishings and equipment, and personal property in the Premises, which insurance shall be in an amount of not less than full replacement value naming Landlord as additional insured and a loss payee on improvements to the Premises. Landlord agrees to use the proceeds relating to Premises improvements from any such policy to replace personal property and restore improvements or alterations.

     d. Tenant shall, throughout the Term, procure and keep in effect Workers' Compensation Insurance as required by law.

     e. Landlord shall keep in force during the Term all-risk property insurance covering the structure and common areas of the Building and the interior leasehold improvements existing in the

Premises upon delivery of possession thereof to Tenant at Term commencement, and commercial general liability insurance coverage, in such amounts and with such coverages as Landlord may from time to time determine to be appropriate.

     17.  Mutual Waiver of Subrogation
          -----------------------------

     Landlord waives any and all rights of recovery against Tenant for or arising out of damage to or destruction of the Building, or Premises, from causes then included under standard fire and extended coverage insurance policies or endorsements, whether or not such damage or destruction shall have been caused by the negligence of Tenant, its agents, servants, employees, contractors, visitors or licensees, but only to the extent that Landlord's insurance policies then in force permit such waiver and only to the extent of actual recovery from the insurance company. Tenant also waives any and all rights of recovery against Landlord for or arising out of damage to or destruction of any property of Tenant, from causes then included under standard fire and extended coverage insurance policies or endorsements, whether or not caused by the negligence of Landlord, its agents, servants, employees, contractors, visitors or licensees, but only to the extent that Tenant's insurance policies then in force permit such waiver and only to the extent of actual recovery from the insurance company. Landlord and Tenant represent that their present insurance policies now in force permit such waiver.

     If, at any time during the Term, either party shall give no less than fifteen (15) days prior notice to the other certifying that any insurance carrier which shall have issued any such policy covering any of the property above mentioned shall refuse to consent to the aforesaid waiver of subrogation, or such carrier shall revoke a consent previously given or shall cancel or threaten to cancel any policy previously issued and then in force and effect, because of such waiver of subrogation, then, in any of such events, the waiver in this paragraph shall thereupon be of no further force or effect as to the loss, damage or destruction covered by such policy; provided, however, that if at any time thereafter such consent shall be obtained therefor, the waiver hereinabove provided for shall again become effective.

     18.  Services and Utilities
          -----------------------

     a. Landlord shall furnish to the Premises, subject to the Rules and Regulations of the Building and to federal, state and local codes and directives of governmental agencies or the public utility company furnishing the service, the following: (i) during the period from 8:00 A.M. to 6:00 P.M. on business days Monday through Friday, excepting federal and state holidays recognized in comparable buildings in San Francisco, heat and air conditioning required in Landlord's judgment for the comfortable use and occupancy of the Premises; (ii) electricity, along with water for rest room, lunch room and drinking purposes;
(iii) elevator service for use in common by all tenants by nonattended automatic elevators for general pedestrian usage; and (iv) janitorial services comprised of the following: emptying and removing general office refuse; vacuuming carpeted floors, with minor spot cleaning; dust mopping and cleaning resilient and composition floors; dusting desks and office furniture; spot cleaning doors, windows and glass partitions; restocking restroom supplies; washing and sanitizing toilets, urinals and sinks; and mopping restroom floors.

     b. Landlord shall not be liable for any loss or damage suffered by Tenant or others, by reason of Landlord's failure to furnish any of the services or utilities referred to in paragraph 18(a) when such failure is caused by Acts of God, accidents, breakage, repairs, strikes, lockouts or other labor disputes, the making of repairs, alterations or improvements to the Premises or the Building, the inability to obtain an adequate supply of fuel, water, electricity, labor or other supplies or any other condition beyond Landlord's reasonable control including, without limitation, any governmental energy conservation program, and any such failure shall not constitute or be construed as a constructive or other eviction of Tenant. Landlord shall not be liable under any circumstances for loss of business or injury to property however occurring, through or in connection with or incidental to failure to furnish any of the services or utilities referred to in paragraph 18(a). In the event any governmental entity promulgates or revises any statute, ordinance or building, fire or other code, or establishes mandatory or voluntary controls or guidelines applicable to the Property or the Premises or any part thereof or appurtenances thereto, relating to the use or conservation of energy, water, gas, light or electricity, or the reduction of automobile or other emissions, or the provision of any other utility or service provided with respect to this Lease, or in the event Landlord is required or elects to make alterations to the Building or any other party of the Property in order to comply with such mandatory or voluntary controls or guidelines, or make such alterations to the Building or any other part of said property related thereto, such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full monthly Rent reserved hereunder, or constitute or be construed as a constructive or other eviction of Tenant. Landlord shall not be obligated to provide or maintain any security patrol or security system. Should Landlord elect to provide such patrol or system, Landlord shall not be responsible for the quality of any such patrol or system which may be provided hereunder, or for damage or injury to Tenant, its employees, invitees or others due to failure, action or inaction of such patrol or system. If utilities provided by Landlord are interrupted for a period of more than three consecutive days and such interruption is due to Landlord's fault or the failure of equipment under Landlord's control, and if the Premises are thereby rendered untenantable, then during the period of utility interruption, the rentals and charges payable hereunder shall be abated.

     c. Without the prior written consent of Landlord, which Landlord will not unreasonably withhold, Tenant will not use any equipment in the Premises (including, without limitation, air conditioning equipment, condenser pumps and condenser water, electronic data processing machines, punch card machines, CRT (cathode ray tubes) and related equipment, supplementary heating equipment, coffee makers, microwave ovens, fans or copy machines) if and to the extent the same will cause the amount of electricity, water, heating, air conditioning or ventilation furnished to the Premises to exceed the amount thereof required for use of the Premises for general office purposes or to exceed any limits established in paragraph 18(a), or connect the electrical system (except through existing outlets in the Premises) or water pipes any equipment for the purpose of using electricity or water. Landlord hereby consents to the use by Tenant at the Premises of the equipment described in the Drawings and Specifications, and Landlord agrees that use of such equipment shall not constitute a use of electricity in excess of the limits established in paragraph 18(a) or this paragraph 18(c). With regard to any and all supplemental HVAC equipment existing in the Premises upon delivery of possession to Tenant, and as a condition to any approval of any equipment subsequently installed at Tenant's expense, Tenant shall arrange for direct service from a local utility company or service provider for any electricity or other service necessary for an such equipment, and Tenant shall pay directly for the cost of operation of such service and equipment.

     d. Tenant shall pay for all services and utilities not required to be furnished by Landlord pursuant to paragraph 18(a). If Tenant shall require electricity, water, heat, security, air conditioning, elevator, janitorial or any other service in excess of that required to be furnished by Landlord as specified in paragraph 18(a), Tenant must first obtain the written consent of Landlord to the use thereof, which Landlord will not unreasonably withhold. If Landlord consents to an excess use of electricity or water, Landlord, at its election, may cause an electrical or water meter (including, without limitation, any additional wiring, conduit or panel required therefor) to be installed in the Premises in order to measure the amount of excess electricity or water consumed by Tenant. Tenant agrees to pay to Landlord upon demand, in addition to the amounts set forth in paragraph 5.1 through 5.4 of this Lease, the following: the cost of any and all water, heat, air conditioning, electricity, janitorial, elevator or other services or utilities required by and furnished to Tenant in excess of the services and utilities required to be furnished by Landlord as provided in paragraph 18(a); the cost of any meter installed in the Premises and the cost of the installation, maintenance and repair thereof; and any cost incurred by Landlord in keeping account of or determining such excess utilities or services furnished to Tenant. The cost of the foregoing shall be determined by methods (which may or may not include installation of separate meters as allowed above) and in accordance with rates established by Landlord. HVAC services provided to the Premises after the hours specified above in paragraph 18(a) will be monitored (pursuant to a device that will be in place upon delivery of the Premises to Tenant), and Tenant shall pay for such services at the rates generally in effect for tenants of the Building, including increases in such rates generally adopted by Landlord to cover increases in costs incurred by Landlord for providing HVAC services.

     e. Landlord makes no representation with respect to the adequacy or fitness of the heating, air conditioning or ventilation equipment in the Building to maintain temperatures which may be required for, or because of, any equipment of Tenant other than normal fractional horsepower office equipment, and Landlord shall have no liability for loss or damage suffered by Tenant or others in connection with any such equipment. Landlord shall, however, put the supplemental HVAC existing in the Premises as of the date of this Lease in good working order as part of the work done by Landlord pursuant to paragraph 10.1. If the temperature otherwise maintained in any portion of the Premises by the heating, air conditioning or ventilation systems is affected as a result of (i) any lights, machines or equipment in addition to those described in the Drawings and Specifications, (ii) the occupancy of the Premises by more than one person per one hundred (100) square feet of net rentable area thereof or, if greater, the initial occupancy level of the Premises described in the Drawings and Specifications, or (iii) an electrical load for lighting and power in excess of that required for general office purposes, Landlord shall have the right to install any machinery and equipment which Landlord deems necessary to restore temperature balance, including, without limitation, modification to the standard air conditioning equipment, and the cost thereof including, without limitation, the cost of installation and any additional cost of operation, maintenance or repair incurred thereby, shall be paid by Tenant to Landlord upon demand.

     f. Tenant shall comply with the non-discriminatory conservation and use policies from time to time established by Landlord for the use of utility services supplied by Landlord, and the utility charges payable by Tenant hereunder may include such excess usage penalties or surcharges as may, from time to time, be established by the utilities provider or, on a non-discriminatory basis, by Landlord. Landlord may reduce the utility supply to the Premises and the Common Areas as required by mandatory water, energy or other conservation statute, regulation, or allocation or other program or, to the extent Tenant's operations are not materially impaired, as permitted by any voluntary program established on a non-discriminatory basis for tenants of the Building.

     19.  Inability to Perform
          ---------------------

     This Lease and the obligation of Tenant to pay Rent hereunder and to keep, observe and perform all of the other terms, covenants, conditions, provisions and agreements of this Lease on the part of Tenant to be kept, observed or performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to make or supply, or is delayed or curtailed in making or supplying, any service expressly or impliedly to be supplied, any repairs, alterations, decorations, additions or improvements, or any equipment or fixtures, if Landlord is prevented, delayed or curtailed from so doing by reason of any cause beyond Landlord's reasonable control, including, but not limited to, Acts of God, strike or labor troubles, fuel or energy shortages, governmental preemption or curtailment in connection with a national emergency or in connection with any rule, order, guideline or regulation of any department or governmental agency, or by reason of the conditions of supply and demand which have been or are affected by a war or other emergency. Any such prevention, delay or curtailment shall be deemed excused and Landlord shall not be subject to any liability resulting therefrom.

     20.  Disruption of Services for Repair or Maintenance
          -------------------------------------------------

     Landlord shall repair and maintain or cause to be repaired and maintained those portions of the Building outside of the Premises and the structural portions of the Building, but only those portions of the Building which are not required to be maintained by Tenant hereunder. Landlord shall also perform its maintenance and repair obligations expressly set forth in paragraph 11. Subject to the provisions of paragraph 18(b) of this Lease, Landlord reserves the right to stop service of the elevator, plumbing, heating, ventilating, air conditioning and electrical or other mechanical systems, or cleaning services, when necessary, by reason of accident or emergency or for inspection, repairs, alterations, decorations, additions or improvements which, in the judgment of Landlord, are desirable or necessary to be made, until same shall have been completed, and shall further have no responsibility or liability for failure to supply any of such services in such instance. Landlord shall use reasonable efforts to minimize the inconvenience to Tenant from such disruptions or interruptions of services.

     21.  Life Safety System
          -------------------

     If there now is or shall be installed in the Building a sprinkler system, heat or smoke detection system, or any other so-called life-safety system, and any such system or any of its components or appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at its sole cost, restore the same to good working condition. If the Insurance Services Offices or any other similar body or any bureau, department or official of the state, county or city government, or any governmental authority having jurisdiction, require or recommend that any changes, modifications, alterations or additional equipment be made or supplied in or to any such system by reason of Tenant's business or equipment, or the location of partitions, trade fixtures, or other contents or the Premises, or if any such changes, modifications, alterations, or additional equipment become necessary to prevent the imposition of a penalty or change against the full allowance for any such system in the insurance rate as fixed by said Office, or by any insurance company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations or additional equipment provided that Tenant's obligations shall be limited to expenses for such damages, modifications, alterations, or additional equipment made or located within the Premises.

     22.  Personal Property and Other Taxes and Assessments
          --------------------------------------------------

     Tenant shall pay, before delinquency, any and all taxes levied or assessed and which become payable during the Term upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including any carpeting installed by Tenant, even though said carpeting has become a part of the Premises. In the event said taxes are charged to or paid or payable by Landlord, then Tenant, forthwith upon demand therefor, shall pay to Landlord the amount of all of such taxes payable by Landlord.

     23.  Rules and Regulations
          ----------------------

     Tenant agrees faithfully to observe and comply with the Rules and Regulations printed on or annexed to this Lease and incorporated herein as though fully set forth, and all modifications of and additions thereto which Landlord imposes and communicates to all tenants of the Building from time to time. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any said Rules and Regulations.
     Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, or prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building. Landlord reserves the right to adopt other reasonable and non-discriminatory rules and regulations as it may determine in its judgment are needed from time to time for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by such Rules and Regulations and any additional reasonable and non-discriminatory Rules and Regulations which are adopted.

     24.  Holding Over
          -------------

     Provided that Tenant gives Landlord written notice of its intention to hold over, and gives such notice at least sixty (60) days prior to the expiration of this Lease and provided further that Tenant continues to pay Rent and fulfill all of its obligations under this Lease, and Landlord consents in writing to such holding over, the same shall be a month to month tenancy. If Tenant shall remain in possession of the Premises or any part thereof after expiration of the Term with Landlord's consent, Tenant agrees to pay to Landlord for each month of such retention a Minimum Rent of 150% of the Minimum Rent required to be paid by Tenant under this Lease for the last full month period prior to the date of such expiration, and such continuing tenancy shall otherwise be under the terms and conditions herein specified so far as applicable, including the payment of Additional Rent as herein provided. In such event, and in addition to the payment of the foregoing increased rentals, Tenant agrees to indemnify, defend and hold Landlord harmless against all losses, costs, claims, liabilities and expenses (including without limitation attorneys' fees and expenses) sustained by Landlord by reason of such continuing tenancy (including, without limitation, claims for damages by any other person to whom Landlord may have leased or have proposed to lease or sold or have proposed to sell all or any part of the Premises). This provision is in addition to, and does not affect or waive, Landlord's right of reentry or any other right or remedy available to Landlord on account of conflicts of such holding over. Any holding over without Landlord's written consent shall entitle Landlord to recover possession of the Premises and exercise any and all rights provided Landlord by this Lease and by applicable law.

     25.  Subordination of Lease
          -----------------------

     This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the Property, or any part thereof, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Property, or any part thereof, or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease (any of the foregoing being a "Superior Interest"), without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, within 15 days after demand, without charge, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be requested by Landlord. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to irrevocably execute and deliver any such instrument or instruments for or in the name of Tenant. In the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, Tenant shall upon demand attorn to the lessor under said ground or underlying lease, or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust. Notwithstanding anything to the contrary contained this Lease, this Lease shall not be subordinate to any hereafter placed mortgage, deed of trust or lease, unless the holder thereof shall be willing to enter into a non-disturbance agreement or subordination agreement with Tenant on commercially reasonable terms pursuant to which, so long as Tenant is not in default of any of Tenant's obligations under this Lease after notice and expiration of the applicable cure periods, Tenant's possession of the Premises and its rights under this Lease shall not be disturbed nor terminated as a result of any default by Landlord under any mortgage, deed of trust or lease or as a result of foreclosure or termination of such mortgage, deed of trust or lease. Landlord represents and warrants to Tenant that, as of the date of this Lease, there is no indebtedness secured by a deed of trust or mortgage on the Building.

     26.  Entry by Landlord
          -----------------

     Upon 24 hour notice to Tenant (except in the case of an emergency where no notice shall be required), Landlord reserves and shall at any and all reasonable times have the right to enter the Premises to inspect the same, to show the Premises to prospective brokers, agents, purchasers or tenants (but with respect to leasing brokers or prospective tenants, only during the last eighteen (18) months of the Term or while Tenant is in default hereunder), to post notices of non-responsibility, sale or other notices, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent, and may for those purposes erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby. Tenant hereby waives any claim for damages for any injury, nuisance or other inconvenience to or interference with Tenant's business, any loss of occupancy, business or quiet enjoyment of the Premises, and other loss occasioned by such entry. For each of the aforesaid purposes, Tenant agrees that Landlord shall at all times have and retain a key with which to unlock all of the doors in and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof. Landlord shall use reasonable and good faith efforts to do any work permitted pursuant to this paragraph in a manner that will minimize to the extent practicable the disruption of Tenant's business in the Premises. In the event that the Premises are rendered untenantable for a period in excess of three days by reason of work done by Landlord under this paragraph that is not made necessary by reason of Tenant's default, by the requirements of any insurer or by the provisions of applicable laws or rules of law, the rentals and charges payable by Tenant hereunder shall abate from the date the Premises become untenantable until Landlord's work is sufficiently completed that Tenant may resume operations.

     27.  Insolvency or Bankruptcy
          -------------------------

     Tenant hereby agrees that neither this Lease nor any interest herein shall be assignable or transferable by operation of law, and it is mutually agreed, covenanted and understood by and between the parties hereto that in the event any proceedings under the Bankruptcy Code or any amendment thereto, whether commenced by or against Tenant (provided that if such proceeding be involuntary, Tenant shall have sixty (60) days to dismiss the same), or in the event Tenant be adjudged insolvent, or if Tenant makes an assignment for the benefit of its creditors, or if a writ of attachment or execution be levied on the leasehold estate created hereby or the business of Tenant operated upon the Premises or the assets of Tenant situated thereon and be not released or satisfied within thirty (30) days thereafter, or if any receiver be appointed in any proceeding or action to which Tenant is a party, with authority to take possession or control of the Premises or the business conducted thereon by Tenant and such receiver not be dismissed within sixty (60) days after appointment, this Lease, at the option of Landlord (a) shall continue in existence as long as (i) the payment of all Rent agreed to herein is paid or assured to Landlord's satisfaction, in its sole discretion, and (ii) that in the event this Lease is assigned or assumed, no covenants in this Lease will be breached, or (b) shall immediately end and terminate and shall in no way be treated as an asset of Tenant after the exercise of the aforesaid option; and Landlord shall have the right, after the exercise of said option, to forthwith re-enter the Premises as its original estate.

     28.  Default
          --------

     It is expressly understood and agreed that the default by Tenant in the prompt and full performance of any promise, covenant or agreement contained in this Lease shall be deemed to be a breach by Tenant entitling Landlord to avail itself of all remedies available to Landlord pursuant to the terms hereof; and without limitation, the occurrence of any of the following shall constitute a default by Tenant:

     1. Failure to pay Rent when due which continues for more than five (5) days after written notice from Landlord to Tenant; and

     2. Failure to perform any other provision of this Lease which continues for more than twenty (20) days after written notice from Landlord to Tenant or, if the nature of the failure is such that the same is not reasonably susceptible of cure within such period, Tenant's failure to commence to cure immediately following notice and diligently pursue cure to completion.

     Any notice given by Landlord pursuant to this paragraph may be the notice required or permitted pursuant to Section 1161 et seq. of the California Code of
                                               ------
Civil Procedure or successor statutes, and the provisions of this Lease shall not require the giving of a notice in addition to such statutory notice to terminate this Lease and Tenant's right to possession of the Premises. The periods herein specified within which Tenant is permitted to cure any default following notice from Landlord shall run concurrently with any cure period provided by applicable laws.

     In the event of any default of this Lease by Tenant, then Landlord, in addition to any other rights and remedies of Landlord at law or equity, shall have the right either to terminate Tenant's right to possession of the Premises and thereby terminate this Lease or to have this Lease continue in full force and effect with Tenant at all times having the right to possession of the Premises.

     Should Landlord elect to terminate Tenant's right to possession of the Premises and terminate this Lease, Landlord shall have the immediate right of entry and may remove all persons and property from the Premises. Tenant agrees that such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such termination, Landlord shall have all the rights and remedies of a landlord provided by Section 1951.2 of the Civil Code of the State of California, which provides that Landlord may recover from Tenant the following: (i) the worth at the time of the award of the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) of this subsection shall be computed by allowing interest at the Interest Rate specified in this Lease. The "worth at the time of award" of the amount referred to in
(iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

     As used herein, the term "time of award" shall mean either the date upon which Tenant pays to Landlord the amount recoverable by Landlord as hereinabove set forth or the date of entry of any determination, order or judgment of any court or other legally constituted body, whichever first occurs. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or Landlord's appointment of a receiver to protect Landlord's interest shall not constitute a termination of Tenant's right to possession.

     Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect, with Tenant retaining the right to possession of the Premises (notwithstanding the fact Tenant may have abandoned the Premises), then Landlord, in addition to all other rights and remedies Landlord may have at law or equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease including, but not limited to, the right to recover the installments of Rent as they become due under this Lease.

     Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of the Premises and thereby terminate this Lease for any previous breach or default which remains uncured, or for any subsequent breach or default.

     Any and all sums in addition to the Rent payable by Tenant to Landlord pursuant to the provisions of this Lease or arising from Tenant's use and occupancy of the Premises shall be deemed Additional Rent under this Lease and default by Tenant in the payment of any such sums shall entitle Landlord to all the same remedies as would be applicable in the case of nonpayment of Rent hereunder.

     Landlord shall have the remedy, described in California Civil Code 1951.4 (Landlord may continue the lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations).

     29.  No Redemption
          --------------

     Tenant hereby expressly waives any and all rights of redemption and relief from forfeiture granted by or under any present or future laws in event of any judgment declaring a forfeiture of or terminating this lease for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The rights given to Landlord hereunder are in addition to any rights that may be given to Landlord by statute or otherwise.

     30.  Damage or Destruction of Premises
          ---------------------------------

     If, during the Term, the Premises or the Building and other improvements in which the Premises are located are totally or partially destroyed from any cause, rendering the Premises totally or partially inaccessible or unusable, and at least one (1) year of the Term remains, Landlord shall restore the Premises or the Building and other improvements in which the Premises are located to substantially the same condition as they were in immediately before destruction, if the restoration can be made under the existing laws and can be completed within 180 working days after obtaining all necessary permits therefore (Landlord shall use due diligence in applying for said permits) and if the cost of such repairs does not exceed the amount of insurance proceeds received by Landlord on account of such damages. Such destruction shall not terminate this Lease.

     If Landlord determines in good faith that restoration is not susceptible of completion within the time stated in this paragraph, or if the insurance proceeds received (plus any applicable deductible) are not sufficient to cover the cost of the required repairs and by reason thereof Landlord declines to restore the Premises and the Building, then Tenant shall have the right to terminate this Lease immediately by giving written notice to Landlord. Landlord shall, at Tenant's request, promptly advise Tenant in writing of Landlord's good faith estimate of the time to restore and of the sufficiency of insurance proceeds (and whether Landlord elects to decline to restore by reason of any insufficiency), and Tenant shall exercise its right to terminate not later than thirty (30) days after receipt of Landlord's notice showing that Tenant has a right to terminate by reason either of time to restore or failure to restore due to insufficiency of insurance proceeds. If Tenant fails to terminate this Lease and if restoration is permitted under the existing laws, Landlord, at its election, can either terminate this Lease or restore the Premises or the Building and other improvements in which the Premises are located within a reasonable time and this Lease shall continue in full force and effect. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party. In the event of the giving of such notice of termination by Landlord or Tenant as provided herein, this Lease and all interest of Tenant in the Premises shall terminate fifteen
(15) days after receipt of such notice by the other party.

     Except if Landlord receives insurance proceeds from Tenant's insurance as provided in paragraph 16(c) hereof specifically therefor, Landlord shall not be required to repair any injury or damage, by fire or other cause, to the property of Tenant, or to make repairs or replacements of any decorations, or any improvements installed on the Premises by or for Tenant, except that in the event Landlord is otherwise required to restore casualty damage under this Lease, Landlord shall be required to restore the interior leasehold improvements existing in the Premises upon delivery thereof to Tenant at Term commencement.

     In case of destruction, there shall be an abatement or reduction of Rent, between the date of destruction and the date of completion of restoration if restoration takes place, based on the extent to which the destruction actually interferes with Tenant's use of the Premises.

     Tenant hereby waives the provisions of Sections 1932, Subdivision 2, and 1933, Subdivision 4, of the Civil Code of California.

     In the event that Landlord fails to complete the restoration of any damage to the Premises (or damage to portions of the Building providing access to the Premises) by the end of the one hundred eighty (180) day period described in this paragraph 30, and if Landlord is not then diligently and in good faith pursuing restoration to completion, then Tenant shall have the right to terminate this Lease upon sixty (60) days prior written notice to Landlord and Landlord's failure to complete restoration within such sixty day period.

     In the event that the Premises shall be damaged or destroyed to the extent of more than $100,000.00 during the last one (1) year of the Term, then either Tenant or Landlord shall have the right to terminate this Lease.

     Notwithstanding any contrary provision of this Section 30, Landlord shall not have the right during the first three years of the Term to terminate this Lease for a casualty that affects areas of the Building other than the Premises unless Landlord also terminates the leases of any other tenants in the Building whose premises are affected by such casualty to the same or greater extent as the Premises.

     31.  Eminent Domain
          ---------------

     If all or any part of the Building of which the Premises are a part shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain (which shall include a sale in lieu thereof to a public body) Landlord may terminate this Lease, and if all or any part of the Premises are so taken or appropriated, Tenant may terminate this Lease. In such event, Landlord shall be entitled to, and Tenant upon demand of Landlord shall assign to Landlord, any rights of Tenant to any and all income, rent, award, or any interest therein whatsoever, which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired Term. Notwithstanding anything to the contrary contained in this paragraph, Tenant may keep any award made directly to Tenant as compensation for loss of Tenant's business, equipment, merchandise, inventory or other personal property or for Tenant's relocation expenses, if and to the extent that such award to Tenant does not diminish the aggregate compensation payable in respect of the fair market value of the property taken, which compensation shall be paid to Landlord. If a part of the Premises shall be so taken or appropriated and neither Landlord nor Tenant elects to terminate this Lease, the Rent thereafter to be paid shall be reduced on a pro-rata square footage basis.

     32.  Default by Landlord
          --------------------

     The liability of Landlord to Tenant under or with respect to this Lease, the Premises or the Property shall be limited to action by Tenant for any damages actually sustained by Tenant as a direct result of Landlord's breach of an obligation specified herein, and it is expressly understood and agreed that any money judgment resulting from any default or other claim arising under or with respect to this Lease shall be satisfied solely out of Landlord's interest in the Property and the rents, profits and other income ("Income" for the purposes of this paragraph 32 only) actually received from the operation of the subject property in which the Premises are located, and no other real, personal or mixed or any other property of Landlord wherever situated shall be subject to levy on any such judgment obtained against Landlord, and if Landlord's interest in the Property and the Income is insufficient for the payment of such judgment, Tenant will not institute any further action, suits, claim or demand, in law or in equity, against Landlord for or on account of such deficiency. Tenant hereby waives any rights to otherwise satisfy said money judgment against Landlord (or to take any action whatsoever against Landlord) except from and to the extent of Landlord's interest in the Property and the Income received by Landlord from the operation of the Property as specified herein.

     33.  Plats and Riders
          -----------------

     Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof and, in the event of variation or discrepancy, the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

     34.  Sale by Landlord
          -----------------

     In the event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any liability thereafter accruing upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease.
If any security is given by Tenant to secure the faithful performance of all or any of the covenants of this Lease on the part of Tenant, Landlord may transfer and/or deliver the security, as such, to the successor in interest of Landlord, and thereupon Tenant agrees that Landlord shall be discharged from any further liability in reference thereto. Except as set forth in this paragraph 34, this Lease shall not be affected by any such sale or conveyance.

     35.  Estoppel Certificates
          ----------------------

     At any time and from time to time, within a time period of ten (10) days after request by Landlord, Tenant agrees to execute, acknowledge and deliver to Landlord a statement certifying the date of commencement of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications) and the dates to which the Rent has been paid, and setting forth such other matters as may be requested by Landlord. Landlord and Tenant intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or the beneficiary of any deed of trust or by any purchaser or prospective purchaser of the Building. Tenant's failure to deliver such statement within such time period shall be and constitute the confirmation by Tenant that (i) this Lease is in full force and effect, without modification, except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (iii) no more than one month's Minimum Rent has been paid in advance.

     36.  Right of Landlord to Perform
          -----------------------------

     All covenants and agreements to be kept or performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any offset or abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for fifteen (15) days after notice thereof by Landlord, Landlord may, but shall not be obligated to, and without waiving any default of Tenant or releasing Tenant from any obligations of Tenant hereunder, make any such payment or perform any such other act on Tenant's part to be made or performed as in this lease provided. All sums so paid or incurred by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate herein specified from the date of such payment by Landlord, shall be paid to Landlord forthwith on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

     37.  Attorney Fees
          --------------

     If Landlord, without fault on Landlord's part, be made a party to any litigation instituted by or against Tenant, Tenant shall pay to Landlord all costs and expenses incurred by Landlord, including attorney's fees. In the event that Landlord should be required to retain counsel for the collection of rent or the enforcement of any provision hereof, and such collection of rent or enforcement hereof does not necessitate the bringing of an action at law or equity, then Landlord shall be entitled to any and all costs and attorney's fees incurred by Landlord, and the same shall be paid by Tenant within five (5) days after receipt by Tenant of written demand by Landlord for the same. Tenant agrees to indemnify, defend and hold harmless Landlord from and against any liability arising from any breach by Tenant hereof, including attorney's fees and costs incurred in connection therewith, whether such claim arises before or after the expiration or termination of this Lease.

     38.  Surrender of Premises
          ----------------------

     The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof shall not work a merger and, at the option of Landlord, shall terminate all or any existing subleases or subtenancies or, at the option of Landlord, shall operate as an assignment to Landlord of any or all such subleases of subtenancies.

     39.  End of Term
          ------------

     Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Premises, broom clean, in as good order, condition and repair as it now is or may hereafter be placed, ordinary wear and tear excepted. Tenant shall remove all property of Tenant, as directed by Landlord. Any property left on Premises at the expiration or other termination of this Lease, or after the happening of any of the events of default, at the option of Landlord, shall be placed in storage at a public warehouse in the name of and for the account of and at the expense and risk of Tenant, or otherwise disposed of by Landlord in the manner provided by law. Tenant expressly releases Landlord of and from any and all claims and liability with respect thereto.

     40.  Quiet Possession
          -----------------

     Landlord covenants and agrees with Tenant that, upon Tenant's paying said Rent and observing and performing all of the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed or performed, Tenant shall have quiet possession of the Premises hereby leased for the Term, subject, however, to the terms of this Lease and of any ground leases, underlying leases, mortgages and deeds of trust affecting all or any portion of the Building or any of the areas used in connection with the operation of the Building.

     41.  Brokerage
          ----------

     Each party represents to the other that it has not dealt with any broker(s), finder(s) or agents(s) in connection with this Lease other than Cushman & Wakefield and CB Richard Ellis (the "Brokers") and that no other broker, finder or other person on its behalf negotiated this lease or is entitled to a commission, fee or other compensation in connection herewith.
Each party hereby indemnifies, defends, protects and holds the other party harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. Landlord shall be responsible to pay any commission due to Cushman & Wakefield, and CB Richard Ellis shall look to Cushman & Wakefield for any commission due to it in respect of this Lease.

     42.  No Waiver
          ----------

     No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver.

     The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default. Such acceptance shall be effective only if made in writing, and such acceptance shall, in any event, constitute only a waiver of timely payment for the particular Rent payment involved.

     No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease.

     No covenant or condition of this Lease can be waived except by the written consent of Landlord, and forbearance or indulgence by Landlord in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by Tenant to which the same may apply, and until complete performance by Tenant of said covenant or condition, Landlord shall be entitled to invoke any remedy available unto it under this Lease or by law, despite said forbearance or indulgence. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant or any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental.

     Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval must be in writing and such consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

     Any waiver by Landlord of any default must also be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

     43.  Notices
          --------

     All notices and demands which may or are required to be given by Landlord to Tenant hereunder shall be delivered personally or sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises, or to such other place as Tenant may from time to time by like notice designate. All notices and demands by Tenant to Landlord shall be sent by United States certified mail or registered mail, postage prepaid, addressed to Landlord at 1145 Market Street, San Francisco, California 94103 or to such other place as Landlord may from time to time by like notice designate.

     44.  Defined Terms and Marginal Headings
          ------------------------------------

     The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     45.  Time and Applicable Law
          ------------------------

     Time is of the essence of this Lease and each and all of its provisions. This Lease shall in all respects be governed by the laws of the State of California.

     46.  Successors
          -----------

     Except as otherwise provided herein, the covenants and conditions herein contained shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

     47.  Late Charge and Interest
          -------------------------

     It is agreed between the parties hereto that late payment by Tenant of Minimum Rent, Additional Rent, or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease. Such costs include, without limitation, processing and accounting charges, loss of use of funds, and unforeseen advancement by Landlord for mortgages and other financing costs. In the event of any such default by Tenant (i) it would be impracticable or extremely difficult to fix the actual damages suffered by Landlord, and (ii) the charges hereinbelow set forth are, as of the date hereof, a fair and reasonable estimate of Landlord's damages. For the second and each subsequent time in any calendar year that Landlord not receive any payment within five (5) days when due, Tenant agrees to pay Landlord forthwith a late charge for each such late payment in an amount equal to five percent (5%) of the delinquent sum. Acceptance of any late charge shall not constitute a waiver of the default with respect to the overdue amount, and shall not prevent Landlord from exercising any of its rights and remedies under this Lease, or applicable law. In addition to such late charge, Tenant shall pay interest to Landlord on any and all sums not paid hereunder when due at the rate of 1% per month or, if less, the maximum rate permissible under applicable laws (the "Interest Rate"), from the date due until paid in full.

     48.  Authority
          ----------

     If Tenant is a corporation, partnership, trust, association or other entity, Tenant and each person executing this lease on behalf of Tenant does hereby covenant and warrant that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in California, (c) Tenant has full corporate, partnership, trust, association or other power and authority to enter into this Lease and to perform all Tenant's obligations hereunder, and (d) each person (and all of the persons if more than one signs) signing this lease on behalf of Tenant is duly and validly authorized to do so. Upon execution hereof, Tenant shall provide Landlord with a written certification of its Corporate Secretary or other appropriate authorizing officer or partner attesting that at a duly noticed meeting of its Board of Directors or other governing body a resolution has been unanimously adopted approving Tenant's execution hereof, thereby binding itself to the terms of this Lease and identifying the person(s) authorized to execute this Lease on behalf of Tenant.

     49.  Name of Building
          -----------------

     Tenant shall not use the name from time to time used by Landlord for the Building without Landlord's consent. Tenant shall not have or acquire any property right or interest in the such name.

     50.  Signage
          --------

     No signage shall be permitted on the exterior or the windows of the Premises or the Building without Landlord's express advance written approval in its sole and absolute discretion in all respects. If Tenant fails to remove any signage or plaques upon termination or expiration of this Lease, or any earlier termination of rights provided in this Section, then Landlord may perform such removal and restoration of all affected areas, and Tenant shall immediately reimburse Landlord for all costs and expenses associated therewith. Tenant shall be solely responsible for obtaining all necessary approvals (including any necessary governmental approvals) for all such signage or plaques, and all costs related to the design, installation, maintenance and repair, and, upon expiration or earlier termination of the Lease or of termination as provided in this Section of Tenant's rights to any such signage or plaques, removal and restoration of affected areas, shall be borne solely by Tenant. Tenant shall submit to Landlord detailed plans and specifications for all signage or plaques, and any and all signage or plaques shall be subject to Landlord's express advance written approval in its sole and absolute discretion in all respects, including, without limitation, form, content, size, placement, materials and color of all plaques, banners, signage and displays. Notwithstanding any contrary provision of this Lease, Landlord shall install, as part of the initial improvements described in paragraph 10.1 of this Lease, building standard identification signage for Tenant in the elevator lobby on the floor of the Building on which the Premises. Tenant shall not have the obligation to pay for the cost of the removal of such signage at the end of the Term.

     At Tenant's option, and provided and on condition that Tenant shall obtain and keep in force all necessary and appropriate governmental authorizations and approvals, a satellite dish for Tenant's operations will be installed and maintained on the roof of the Building at a location on the roof of the Building approved by Landlord in its discretion. The work of the installation and maintenance of such dish shall be done by Landlord or a contractor designated by Landlord, in accordance with plans and specifications prepared by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant will pay to Landlord, as additional rental, the reasonable costs and expenses incurred by Landlord in connection with such installation and maintenance. Landlord may require that such satellite dish be within and screened by an enclosure with dimensions not greater than three feet by three feet by three feet [handwritten change begins] or if greater the smallest dimensions reasonably available to newspapers to receive newswires and photo services [handwritten change ends]. Any satellite dish installed as provided above shall be removed by Landlord at Tenant's sole cost and expense at the end of the Term or at any time that Tenant ceases to use the same or maintain required governmental authorizations and approvals therefor.

     51.  Entire Agreement
          -----------------

     Tenant expressly acknowledges that it has not entered into this Lease in reliance on any representations, warranty, agreement or understanding, either oral or written, which is not specifically set forth herein. This Lease is and shall be considered to be the entire and only agreement between the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and have been included herein.

     This Lease shall not be modified by any oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Landlord and Tenant.

     52.  Partial Invalidity
          -------------------

     It is agreed that if any provisions of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provisions of this Lease and all such other provisions shall remain in full force and effect. It is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall be determined to have the meaning which renders it valid.

     53.  No Offer
          ---------

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD:

ANGELO & YVONNE SANGIACOMO d.b.a.
ONE TRINITY CENTER


By:  /s/ Angelo Sangiacomo
     ------------------------
         Angelo Sangiacomo


TENANT:

DAILY JOURNAL CORPORATION,
a South Carolina corporation

By:     /s/ Gerald L. Salzman
        ------------------------

         Gerald L. Salzman
        ------------------------
          (Type or Print Name)

Title:       President
        ------------------------

                             RULES AND REGULATIONS

     1. Except as provided, required or permitted by Landlord in accordance with the Building standards, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, painted or affixed by Tenant on or to any part of the Building or exterior of the Premises leased to tenants or to the doors or door thereof without the written consent of Landlord (which may be withheld in Landlord's sole discretion) first obtained as to all matters pertaining thereto, including without limitation dimensions, material, content, location and design, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. In no event whatsoever shall Tenant install any signage on any exterior or interior door of the Premises; if Tenant shall nonetheless do so, Tenant shall replace or, at Landlord's option, pay Landlord for the replacement of each door on which any signage has been installed.

     2. Except as provided, required or permitted by Landlord in accordance with Building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises.

     3. The bulletin board or directory of the Building, if any, shall be used primarily for display of the name and location of tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with tenants to be placed thereon and to charge for names associated with tenants to be placed thereon at rates applicable to all tenants. Landlord shall provide to Tenant free of charge spaces for three listings on the Building directory. Landlord shall supply to Tenant free of charge one directory strip in Building standard format for such directory; additional or changed directory strips shall be at Tenant's expense.

     4. The sidewalks, doorways, vestibules, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. Landlord in all cases reserves the right to control the halls, passages, exits, entrances, elevators, stairways and balconies of the Building and prevent access thereto by all persons whose presence, in the judgment of Landlord, is or may be prejudicial to the safety, character, reputation or interests of the Building and its tenants. No person shall go upon the roof of the Building unless expressly so authorized by Landlord.

     5. Tenant shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of the Premises, except for interior locks which (i) do not interfere with the security system of the Building, if any, (ii) have been approved by Landlord and a key thereof has been provided to Landlord, and (iii) comply with all fire and other governmental requirements. Tenant shall be responsible for the cost of restoring any locks, and the repair of any damage to doors and the like associated with restoring the doors and locks, upon expiration or earlier termination of this Lease. Tenant may install a locking device for the computer room located in the Premises, in accordance with the standards of the Building and applicable fire and other statutes, codes and regulations.

     6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other plumbing facilities shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant if it or its employees or invitees caused such expense.

     7. Tenant shall not mark, drive nails, screw or drill into the walls, woodwork or plaster of or in any way deface the Building or the Premises, except that within the Premises Tenant may affix to non-supporting partitions pictures, paintings and other similar solely decorative items.

     8. Furniture, freight, equipment or merchandise of every kind shall be moved into or out of the Building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the hours of access to, and appropriate uses of the freight elevator, and the weight, size and position of all equipment to be carried in the elevator or used by Tenant in the Premises. Tenant shall not place a load on any floor exceeding the floor load per square foot which such floor was designed to carry. Tenant shall not install, operate or maintain any heavy item or equipment in the Premises, except in such manner as to achieve a proper distribution of weight. Landlord hereby consents to the installation by Tenant of the equipment described in the Drawings and Specifications, and Landlord agrees that such installation is not
prohibited by this rule.   All damage to the Building or the Premises caused by
moving or maintaining any property of Tenant shall be repaired at the expense of Tenant.

     9. Tenant shall not employ any person, other than the janitor provided by Landlord, for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Landlord shall not unreasonably withhold approval of Tenant's use of such a person; however, Tenant acknowledges that non-union status is a basis upon which Landlord may withhold approval. Except with the written consent of Landlord, no person shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Janitor service shall not include shampooing of carpets or rugs, moving of furniture or other special services. Janitor service will not be furnished when rooms are occupied during the regular hours when the janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

     10. Tenant shall not sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the Building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord, other tenants or guests of the Building by reason of noise, odors or vibrations; use any advertising medium which may be heard or experienced outside the Premises; interfere in any way with other tenants or persons having business in the Building; or bring or keep or permit to be brought or kept in the Building any animal life form, other than human, except seeing-eye dogs when in the company of their masters.

     11. Tenant shall not permit the accumulation (unless in concealed metal containers) or burning of any rubbish or garbage in, on or about any part of the Premises or the Building. Further, Tenant shall permit supplies and equipment required to operate the Premises and any rubbish or other waste to be disposed of from the Premises to be transported only through the rear door to the Premises and to the area designated by Landlord for trash disposal service. The designated area is subject to change by Landlord.

     12. No coin- or token-operated vending machine or similar device for the sale of any merchandise or services (including, without limitation, pay lockers, pay toilets, scales, amusement devices and machines for the sale of beverages, foods, candy, cigarettes or other commodities) may be operated in the Premises, other than those installed in locations approved by Landlord for use by Tenant's employees.

     13. With the exception of coffee pots and two microwave ovens, no cooking or preparation of food shall be done or permitted by Tenant in the Premises, nor shall the Premises be used for the storage of merchandise, washing clothes, lodging, or any improper, objectionable or immoral purposes. Tenant shall not conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others.

     14. Tenant shall not use or keep in the Building any kerosene, gasoline or inflammable or combustible fluid or material.

     15. No boring or cutting for telephone, data or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner prescribed by Landlord. The location of telephones, utilities outlets, speakers, fire extinguishers and all other equipment affixed to the Premises shall be subject to the approval of Landlord. Tenant shall pay all expenses incurred in connection with the installation, and, upon expiration or earlier termination hereof, the removal, of its equipment, including any telephone, data and electricity distribution equipment, and repair and replacement, as necessary, of any parts of the Premises and the Building affected thereby. In no event whatsoever shall Landlord be responsible to do any cabling or installation or other work for Tenant's telephone and data systems.

     16. Two keys (and two card-keys if and at such time as the Building installs a card-key access system) will be furnished by Landlord for the Premises, and any additional keys or key cards initially required by Tenant must be obtained from Landlord at a cost of $5 per key and $5 per card-key. Tenant shall pay a charge of $20.00 per key or key card for any keys or card keys lost at any time or not returned at expiration of this Lease; provided, however, that Landlord agrees to cap the amount Tenant is to pay for lost keys or key cards
upon termination or expiration of the Lease at $150.00.   Tenant shall
immediately report to Landlord any lost keys or card-keys as soon as known by Tenant's office manager, and shall bear the cost of any lost keys and card-keys and any lock changes or repairs required by Tenant. No keys or key cards shall be copied without Landlord's written consent. Upon termination of occupancy of the Building, Tenant shall deliver to Landlord all keys and key cards furnished by Landlord, and any reproductions thereof made by or at the direction of Tenant.

     17. Tenant shall not affix any floor covering in any manner except as approved by Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by Tenant if it or its contractors, employees or invitees caused the damage.

     18. No mail, furniture, packages, supplies, equipment, merchandise or deliveries of any kind will be received in the Building or carried up or down in the elevators except between such hours and in such elevators as shall be reasonably designated by Landlord.

     19. Landlord reserves the right to close and keep locked all entrances and existing doors of the Building at all hours and to provide for access during regular business hours by Tenant and its employees by means of a card-key or other access system, and to provide for access by Tenant's invitees and guests by an intercom or other access system. Use of the Building daily between 6:00 P.M. and 8:00 A.M. or at any time during Saturdays, Sundays and legal holidays shall be available to Tenant's employees and agents to which Tenant has provided access card keys, subject to force majeure, and subject to the rules and regulations Landlord may reasonably prescribe on a non-discriminatory basis for tenants of the Building. Tenant, Tenant's employees, agents or associates, or other persons entering or leaving the

Building at any time, when it is so locked, may be required to sign the Building register, and any security guard or other person designated by Landlord (if posted by Landlord in its discretion) shall have the right to refuse admittance to any person into the Building without satisfactory identification showing such person's right to access to the Building at such time. Landlord assumes no responsibility and shall not be liable for any loss or damage resulting from the granting or refusing of admission to any authorized or unauthorized person to the Building. Tenant shall be responsible for the cost of any false discharge of Building security alarm system caused by Tenant, its agents, employees or invitees.

     20. Tenant shall see that the exterior doors of the Premises are closed and securely locked on Saturdays, Sundays, legal holidays and after 6:00 P.M. daily. Tenant shall exercise care and caution that all water faucets or water apparatus are entirely shut off each day before the Premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other tenants of the Building.

     21. Landlord may exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     22. The requirements of Tenant will be attended to only upon application to Landlord. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to the Premises or the Building.

     23. Landlord, without notice and without liability to Tenant, at any time may change the name or the street address of the Building.

     24. The word "Building" as used in these rules and regulations means the building in which the Premises are located. Tenant shall be liable to Landlord and to each other tenant of the Building for any loss, cost, expense, damage or liability, including attorney fees, caused or occasioned by the failure of Tenant to comply with these rules, but Landlord shall have no liability for such failure or for failing or being unable to enforce compliance therewith by any other tenant.

                                   EXHIBIT A
                                   ---------

                            FLOOR PLAN OF PREMISES
                            ----------------------

        [map of the 8th Floor of 1145 Market Street, San Francisco, CA]

                                   EXHIBIT B
                                   ---------

                         LEGAL DESCRIPTION OF PROPERTY
                         -----------------------------

The following described real property in the City and County of San Francisco, State of California:

PARCEL I:
BEGINNING at a point on the southeasterly line of Market Street, distant thereon 330 feet and 2-3/4 inches southwesterly from the southwesterly line of 7th Street; running thence southwesterly along said southeasterly line of Market Street 44 feet; thence at a right angle southeasterly 165 feet and 1 inch to the northwesterly line of Stevenson Street; thence northeasterly along said line of Stevenson Street 44 feet to the intersection of a line drawn from the point of beginning at a right angle to said line of Market Street; thence at a right angle northwesterly 165 feet and 1 inch to the point of beginning.

BEING a portion of 100 Vara Block No. 406.

PARCEL II:
BEGINNING at a point on the southeasterly line of Market Street, distant thereon 374 feet and 2-3/4 inches southwesterly from the southwesterly line of 7th Street; running thence southwesterly along said southeasterly line of Market Street 44 feet to a point distant northeasterly thereon 407 feet from the northeasterly line of 8th Street; thence southeasterly at a right angle to said line of Market Street 165 feet and 1 inch to the northwesterly line of Stevenson Street; thence northeasterly along said line of Stevenson Street 44 feet to a line drawn from the point of beginning at a right angle to said line of Market Street; thence at a right angle northwesterly 165 feet and 1 inch to the point of beginning.

BEING a portion of 100 Vara Block No. 406.

                                   EXHIBIT C
                                   ---------

                          DRAWING AND SPECIFICATIONS
                          --------------------------


The following drawings and specifications prepared by Fitschen & Associates, Inc. for Daily Journal,
1145 Market Street, Eighth Floor, San Francisco, CA:

     Demolition Plan A1.1 as revised 12/2/98

     Floor Plan A2.1 as revised 12/2/98

     Power and Signal Plan A3.1 as revised 12/2/98

     Finish Plan A4.1 as revised 12/2/98

     Reflected Ceiling Plan A5.1 as revised 12/2/98

                                   EXHIBIT D
                                   ---------
                     CERTIFICATE OF ACCEPTANCE OF PREMISES
                     -------------------------------------



Angelo Sangiacomo and Yvonne Sangiacomo
d.b.a. One Trinity Center
c/o Trinity Management Services
1145 Market Street
San Francisco, CA  94103

     RE:  Office Suite _______
          One Trinity Center
          1145 Market Street
          San Francisco California

     This Certificate is made with respect to that certain lease ("Lease") dated _______________, 19__ between Angelo Sangiacomo and Yvonne Sangiacomo d.b.a. One Trinity Center ("Landlord") and ___________________, a ________________
("Tenant") concerning those premises known as Suite No. ______ within the building located at 1145 Market Street, San Francisco, California (the "Premises").

     The undersigned hereby certifies as follows:

     1. The Lease sets forth certain tenant improvement work to the Premises to be undertaken by Landlord, all such work to be performed pursuant to paragraph 10.1 thereof and Exhibit C attached thereto.

     2. Landlord has complied with and performed all of its obligations for the construction of tenant improvement work to the Premises required under the Lease and Tenant hereby accepts the same as being done in a first class, workmanlike manner in accordance with the terms of the Lease, specifically, as set forth in paragraph 10.1 thereof and Exhibit C attached thereto, except for:
________________________________________________________________________________
________________________________________________________________________________

     3. The completed Premises (subject to the exceptions noted above), were delivered by Landlord and accepted by Tenant on __________________, 19__.

     4. The Commencement Date of the Term of the Lease as specified in paragraph 3.1, shall be ________________, 19__.

     5. The Lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant concerning the Lease.

     6. There are no existing defenses which Tenant has against enforcement of the Lease by Landlord, and there are no off-sets or credits against rentals.


                                    By:________________________________